                             CONTRIBUTION AGREEMENT
                             ----------------------


       THIS CONTRIBUTION AGREEMENT is made and entered into as of the      of
April, 1996 by and between TURTLE CREEK ASSOCIATES LIMITED PARTNERSHIP, a Texas limited partnership having its principal office at c/o The Berkshire Group, 470 Atlantic Avenue, Boston, Massachusetts 02210 (the "Transferor"), and BRI OP
                                                   ----------
LIMITED PARTNERSHIP, a Delaware limited partnership having its principal office at 470 Atlantic Avenue, Boston, Massachusetts 02210 (the "Partnership").
                                                          -----------
Capitalized terms used but not otherwise defined herein shall have the meanings given them in Section 1.1.

                             W I T N E S S E T H :
                             -------------------

       WHEREAS, the Transferor is the owner of the fee interest in the Property;

       WHEREAS, the Transferor desires to become a limited partner of the Partnership and in connection therewith to contribute the Property to the Partnership, and the Partnership desires to admit the Transferor as a limited partner in the Partnership and to accept such contribution from the Transferor; and

       WHEREAS, in exchange for such contribution, the Transferor desires to receive Partnership Units in accordance with the terms of this Agreement and the Partnership Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

        1.1  Definitions.  Except as otherwise herein expressly provided, and in
             -----------
addition to any other definitions herein contained, the following terms and phrases shall have the meanings set forth below:

       "Agreement" shall mean this Contribution Agreement, the Exhibits and
        ---------
Schedules hereto and any amendments to this Contribution Agreement which may hereafter be executed and delivered by the parties hereto.

       "Closing" and "Closing Date" shall have the respective meanings given
        -------       ------------
them in Section 5.1.

       "Closing Documents" shall mean either the "Transferor Closing Documents"
        -----------------                         ----------------------------
as defined in Section 7.1 or the "Partnership Closing Documents" as defined in
                                  -----------------------------
Section 7.2, without distinction between them.

       "Commission" shall have the meaning set forth in Section 8.3(F).
        ----------
       "Confirmation" shall have the meaning set forth in Section 5.3(E).
        ------------
       "Consideration" shall have the meaning set forth in Article III.
        -------------

       "Contracts" shall mean those service, maintenance, construction and other
        ---------
contracts relating to the use, maintenance, renovation, improvement and operation of the Property, or any portion thereof (including, without limitation, leases or installment sale agreements for certain items of personal property but excluding the Leases), which are listed and described on the Schedule of Contracts attached hereto as Schedule B (the "Schedule of
                                         ----------       -----------
Contracts"), together with any additions thereto, modifications thereof or
- ---------
substitutions therefor hereafter entered into in accordance with the terms of
Section 11.2.

       "Cutoff Date" shall mean 11:59 p.m. on the day preceding the Closing
        -----------
Date.
       "Due Diligence Period" shall mean a period of 30 days from the date
        --------------------
hereof during which the Partnership may perform due diligence in respect of the Property pursuant to Article IV.

       "Environmental Laws" shall mean the Resource Conservation and Recovery
        ------------------
Act (42 U.S.C. (S) 6901 et seq.), as amended by the Hazardous and Solid Waste
                        ------
Amendments of 1984; the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S) 9601 et seq.), as amended by the Superfund
                                  ------
Amendments and Reauthorization Act of 1986; the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et seq.); the Toxic Substance Control Act
                                       ------
(15 U.S.C. (S) 2601 et seq.; the Clean Air Act (42 U.S.C. (S) 9402 et seq.); the
                    ------                                         ------
Clean Water Act (33 U.S.C. (S) 1251 et seq.); the Federal
                                    ------

Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S) 136 et seq.); the
                                                             ------
Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.); and all other
                                                      ------
applicable federal, state and local environmental laws (including, without limitation, obligations under the common law), ordinances, orders, rules and regulations, as any of the foregoing may have been amended, supplemented or supplanted prior to the Closing Date, relating to regulation or control of hazardous, toxic or dangerous substances, materials or wastes (collectively,

"Hazardous Materials"), or their handling, storage or disposal or to
- --------------------
environmental health and safety.

       "Environmental Reports" shall have the meaning set forth in Section
        ---------------------
8.4(M).
       "Existing Survey" shall have the meaning set forth in Section 4.2.
        ---------------
       "Final Adjustment Date" shall have the meaning set forth in Section 6.1.
        ---------------------

       "Improvements" shall mean all buildings, structures (surface and
        ------------
subsurface) and other improvements located on the Land including any fixtures owned by the Transferor which constitute real property under applicable provisions of law.

       "Indemnified Parties" shall have the meaning set forth in Section 8.7(A).
        -------------------
       "Land" shall mean that certain parcel of real estate listed and described
        ----
on Schedule A.
   ----------

       "Laws" shall mean applicable laws, ordinances, rules, regulations, orders
        ----
and requirements of any govern mental authorities having jurisdiction over the Property.

       "Leases" shall mean the leases, tenancies, concessions, licenses and
        ------
occupancies affecting or relating to the Property which are in effect at the date hereof, together with any additions thereto, modifications thereof or substitutions therefor hereafter entered into in accordance with the terms of
Section 11.2.

       "Liens" shall mean (i) liens, encumbrances or other title defects on or
        -----
affecting the Property and (ii) agreements to give or create any such lien, encumbrance or other title defect which would be enforceable against the Partnership or the Property subsequent to the Closing.

       "Losses" shall have the meaning set forth in Section 8.7(A).
        ------

       "Mortgage" shall mean the fee mortgage or deed of trust encumbering the
        --------
Property, which Mortgage is more particularly described in the Schedule of Mortgages attached hereto as Schedule C (the "Schedule of Mortgages").
                             ----------       ---------------------

       "Notices" shall mean all notices, demands or requests made pursuant to or
        -------
under this Agreement.

       "Partnership Agreement" shall mean the Amended and Restated Agreement of
        ---------------------
Limited Partnership of the Partnership dated as of May 1, 1995, as amended by Amendment No. 1 thereto dated as of October 2, 1995 and as the same may hereafter be amended from time to time.

       "Partnership Unit" shall mean a limited partnership unit in the
        ----------------
Partnership.

       "Party" or "Parties" shall mean the holder of the Mortgage, a party to a
        -----      -------
Contract, or a Tenant under a Lease, in each case other than the Transferor.

       "Permitted Exceptions" shall have the meaning set forth in Section 4.3.
        --------------------

       "Personalty" shall mean all of the fixtures, machinery, equipment,
        ----------
building supplies and materials, consumables, inventories, rights and interests (including, without limitation, those listed in the Schedule of Material Personalty attached hereto as Schedule D (the "Schedule of Material
                              ----------       --------------------
Personalty")), both tangible and intangible, owned by the Transferor and located
- ----------
in or upon, and used in connection with the operation or maintenance of, the Property. In further clarification of the foregoing, but without limiting the generality thereof, the term "Personalty" shall include all right, title and
                              ----------
interest of the Transferor in and to (A) all names, logos, trademarks, trade names and copyrights pertaining to the Property; (B) all guaranties or warranties, if any, including, without limitation, performance bonds obtained by, or for the benefit of, the Transferor, pertaining to the ownership, construction or development of the Real Property, or any part thereof; and (C) all booklets and manuals, advertising materials, utility contracts, telephone exchange numbers and licenses and permits pertaining to the Property.

       "Property" shall mean (A) the Real Property, (B) the Personalty, (C) the
        --------
rights and interests of the Transferor under the Leases, and (D) the rights and interests of the Transferor under the Contracts.

       "Property Management Company" shall mean Berkshire Realty Enterprises
        ---------------------------
Limited Partnership, a Massachusetts limited partnership.

       "Real Property" shall mean the Land and the Improvements, together with
        -------------
(A) all of the estate, right, title and interest of the Transferor therein, and in and to any land lying in the beds of any streets, roads or avenues, open or proposed, public or private, in front of or adjoining the Land to the center lines thereof, and in and to any awards to be made in lieu thereof and in and to any unpaid awards for damage to the foregoing by reason of the change of grade of any such streets, roads or avenues; and (B) all easements, rights, licenses, privileges, rights-of-way, strips and gores, hereditaments and other such rights and interests appurtenant to the foregoing.

       "Renovation Work" shall have the meaning set forth in Section 6.10.
        ---------------

       "Rent Arrearages" shall mean Rents due and payable prior to but unpaid as
        ---------------
of the Cutoff Date, but shall not include additional amounts, if any, due after the Closing Date by reason of year-end or other adjustments provided for in the Leases.

       "Rents" shall mean fixed, additional and other amounts payable to the
        -----
Transferor by any Party under a Lease.

       "SEC Filings" shall have the meaning set forth in Section 8.3(F).
        -----------

       "Section 7.1(M) Certificate" shall have the meaning set forth in Section
        --------------------------
7.1(M).

       "Section 7.2(G) Certificate" shall have the meaning set forth in Section
        --------------------------
7.2(G).

       "Tenants" shall mean tenants, subtenants and/or occupants under the
        -------
Leases.

       "Title Company" shall mean Lawyers Title Insurance Corporation or such
        -------------
other title insurance company as is reasonably satisfactory to the Partnership and the Transferor.

       "Title Insurance Commitment" shall have the meaning set forth in Section
        --------------------------
4.3.

        1.2  References.  All references in this Agreement to particular
             ----------
sections or articles shall, unless expressly otherwise provided, or unless the context otherwise requires, be deemed to refer to the specific Sections or Articles in this Agreement, and any references to "Schedule" or "Exhibit" shall,
                                                   --------      -------
unless otherwise specified, refer to one of the Schedules or Exhibits annexed hereto and, by such reference, made a part hereof. The words "herein,"
                                                               ------
"hereof," "hereunder," "hereinafter," "hereinabove" and other words of similar
 ------    ---------    -----------    -----------
import refer to this Agreement as a
whole and not to any particular section, subsection or article hereof.

        1.3  Gender and Number.  Words of any gender shall include the other
             -----------------
gender and the neuter.  Whenever the
singular is used, the same shall include the plural wherever appropriate, and whenever the plural is used, the same shall also include the singular wherever appropriate.

                                   ARTICLE II

                                  Contribution
                                  ------------

        2.1  Contribution Covenant.  In consideration of the mutual covenants
             ---------------------
and agreements hereinafter set forth, and in accordance with Sections 4.2 and
9.3 of the Partnership Agreement, but subject to the satisfaction or waiver by the Transferor of the conditions to the Transferor's obligations set forth herein, the Transferor agrees to contribute and convey all of its fee and other interests in the Property to the Partnership on the Closing Date, and the Partnership, subject to the satisfaction or waiver by the Partnership of the conditions to the Partnership's obligations set forth herein, agrees to accept such interests from the Transferor, subject to and in accordance with the terms, provisions, covenants and conditions more particularly set forth in this Agreement and the Partnership Agreement. The Transferor agrees that the Partnership may assign its rights under this Agreement to an affiliate of the Partnership.

        2.2  Condition of the Property.  In reliance on the specific
             -------------------------
representations and warranties hereinafter set forth, if the Closing occurs, the Partnership agrees to accept title to the Property in its condition "as-is" on the date hereof, reasonable wear and tear between the date hereof and the Closing Date excepted, and without representation or warranty from the Transferor or any other person or entity regarding the condition thereof, except as may be expressly set forth in this Agreement or the Transferor Closing Documents.

                                  ARTICLE III

                                 Consideration
                                 -------------

       The Transferor and the Partnership agree that the consideration (the

"Consideration") for the Property to be contributed by the Transferor to the
- --------------
Partnership pursuant to this Agreement shall be one million six hundred thousand (1,600,000) Partnership Units, 1,056,500 of which shall be issued to the Transferor at the Closing, 443,500 of which shall be issued to the Transferor on January 2, 1997 and 100,000 of which shall be issued to the Transferor on January 2, 1998.

                                   ARTICLE IV

                         Inspection by the Partnership
                         -----------------------------

        4.1 Delivery of Documents.  On or prior to ten (10) days following the
            ---------------------
date hereof (except as otherwise provided in this Section 4.1), the Transferor shall deliver to the Partnership copies of all of the following items, to the extent such items are in the Transferor's or its agents' possession or control and to the extent such items have not been delivered to the Partnership prior to the execution of this Agreement:

          (A) any notices, correspondence, licenses or agreements with, to or from any governmental or quasi-governmental authority having jurisdiction over the Property;

          (B) any soils reports, environmental studies and building plans for the Property;

          (C) all tax statements and operating statements for the Property for the last three (3) years;

          (D) a copy of the Mortgage, together with the note secured thereby, the Regulatory Agreement and all other documents executed in connection therewith;

          (E) a copy of the most recent quarterly financial statements for the Property; and

          (F) a copy of the pleadings in the litigations listed on Schedule G annexed hereto, other than those which are covered by policies of liability insurance. In addition, promptly following the Partnership's specific request therefor, the Transferor shall deliver to the Partnership any and all additional data, plans, geological and engineering studies or reports, zoning information, water and sewer studies, topographic maps, platting and other materials and any other information and agreements relating to the Property or any portion thereof which are in the Transferor's or its agents' possession or control.

        4.2 Survey.  During the Due Diligence Period, the Partnership shall have
            ------
the right, at its expense, to have a survey of the Property prepared or to have updated the existing survey of the Property dated March 2, 1994 prepared by Joseph J. LeVasseur (the "Existing Survey"). The Partnership shall have until
                          ---------------
the end of the Due Diligence Period to examine the new or updated survey. If the Partnership has any objections to such new or updated survey, the Partnership shall notify the Transferor of such objections within five (5) days after the expiration of the Due Diligence Period, and the Transferor shall have thirty (30) days within which to correct such matter(s) objected to, if such correction is feasible. If the Transferor fails to correct such matters in a manner reasonably satisfactory to the Partnership within such thirty (30) day period (it being understood that the Transferor shall have no obligation to expend any funds to do so), this Agreement shall terminate ten (10) days after the expiration of such thirty (30) day period and be of no further force or effect unless, within ten (10) days after the expiration of such thirty (30) day period, the Partnership gives the Transferor Notice waiving the objections, in which case this Agreement shall remain in full force and effect. If the Partnership does not deliver Notice to the Transferor of objection to such new or updated survey as provided herein within five

(5) days after the expiration of the Due Diligence Period or, having given such Notice thereafter waives in writing its objections or proceeds with and completes the Closing, the Partnership shall be conclusively deemed to have accepted and approved the state of facts shown on such new or updated survey. In no event shall the Partnership have the right to object to any matter which is shown on such new or updated survey if such matter is also shown on the Existing Survey, a true copy of which has been furnished to the Partnership.

        4.3 Title Insurance Commitment.
            --------------------------

            During the Due Diligence Period, the Partnership shall order at its expense, a current title insurance commitment covering the Property issued by the Title Company (the "Title Insurance Commitment"). The Title Insurance
                        --------------------------
Commitment shall commit to insure good and marketable title in fee simple to the Property in the Partnership subject only to (i) current non-delinquent general real property taxes and assessments, (ii) the Mortgage, (iii) exceptions 2 through 14 on Schedule B of Loan Policy of Title Insurance No. 135-00-089890 dated March 14, 1994 issued by Lawyers Title Insurance Corporation to Berkshire Mortgage Finance Limited Partnership and/or the Secretary of Housing and Urban Development, a true copy of which policy has been furnished to the Partnership, and (iv) such other easements, restrictions and rights-of-way as the Partnership shall determine in its sole judgment do not adversely affect the value of the Property or the Partnership's intended use of the Property. In no event shall the Title Insurance Commitment or any policy of title insurance issued pursuant thereto contain any exception for liens of
income, franchise or like taxes payable by the Transferor.   If the Title
Insurance Commitment obtained by the Partnership shall contain any exceptions from coverage other than those specified in clauses (i), (ii) and (iii) above which the Partnership determines to be unacceptable, the Partnership shall notify the Transferor of such matters within five (5) days after the expiration of the Due Diligence Period, and the Transferor shall have thirty (30) days within which to correct the matter(s) so objected to. If the Transferor fails to correct such matters within such thirty (30) day period (it being understood that the Transferor shall have no obligation to expend funds to do so except to delete monetary liens or encumbrances) this Agreement shall terminate ten (10) days after the expiration of such thirty (30) day period and be of no further force or effect unless, within ten (10) days after the expiration of such thirty
(30) day period, the Partnership gives the Transferor Notice waiving the objections, in which case this Agreement shall remain in full force and effect. If the Partnership does not deliver Notice to the Transferor of objection to the Title Insurance Commitment as provided herein within five (5) days after the expiration of the Due Diligence Period or, having given such Notice thereafter waives in writing its objections or proceeds with and completes the Closing, the Partnership shall be conclusively deemed to have accepted and approved all matters set forth in the Title Insurance Commitment. The exceptions specified in clauses (i), (ii) and (iii) above and any other exceptions on the Title Insurance Commitment to which the Partnership does not object or to which the Partnership objects but waives its objection pursuant to this subsection shall be deemed to be "Permitted Exceptions." The premiums for
                                       --------------------
any policy of title insurance procured by the Partnership shall be paid for by the Partnership.

        4.4 Inspection.
            ----------
            (A) Subject to the rights of the Tenants under the Leases, the Partnership and its authorized agents and representatives may, from time to time during regular business hours and on reasonable prior notice to the Transferor, inspect all areas of the Property for the purpose of examining the same and conducting such tests and observations and compiling such information as the Partner ship, in its sole discretion, may deem appropriate. No such inspection, however, shall constitute a waiver or relinquishment on the part of the Partnership of its right to rely upon the covenants, representations, warranties or agreements made by the Transferor in this Agreement. Should the Partnership discover during any such inspection anything adverse such that the Partnership decides, in its sole judgment, that it no longer desires to proceed with the transactions contemplated hereby, the Partnership shall have the right to terminate this Agreement by giving Notice of its election to do so to the Transferor within five (5) days after the expiration of the Due Diligence Period, and upon the giving of such Notice this Agreement shall be of no further force or effect. If the Partnership shall fail to exercise such termination right within five (5) days after the expiration of the Due Diligence Period, the Partnership shall be conclusively deemed to have waived any right it may have had to terminate this Agreement pursuant to this Section 4.4(A). The Partnership shall pay when due all fees and expenses incurred in the performance of any such inspections, tests or observations and keep the Property free of any Liens therefor.

          (B) The Transferor shall permit the Partnership's authorized agents and representatives (including its accountants) to examine the Transferor's books, financial records, Contracts, Leases and Tenant files pertaining to the operation of the Property prior to the Closing. The Partnership's agents and representatives shall be permitted access to such records and files during regular business hours. To the extent that any of the Transferor's financial records relating to the Property have been audited, the Transferor agrees to deliver any reports relating to such audits to the Partnership. The Transferor shall provide the Partnership with such information as the Transferor may have with respect to actual expenditures made for all repairs, maintenance, operation and upkeep of the Property, including, without limitation, all taxes and utility payments made within three (3) years prior to the Closing and dates of construction, installation and major repairs to the Property. Except as provided in the proviso contained in Section 12.2, all information obtained by the Partnership or its agents and representatives pursuant to Sections 4.1, 4.4(A) and 4.4(B) shall be treated as confidential, shall not be disclosed to others until and unless the Closing occurs, and if such information is in written form, such information shall be returned to the Transferor if the Closing does not occur.

          (C) In the event that during the Due Diligence Period the Partnership determines that there are Contracts which it does not desire to assume the Partnership may give Notice to the Transferor within five (5) days after the expiration of the Due Diligence Period setting forth a description of such Contracts, and at Closing the Partnership shall not be required to accept and assume the Contracts listed in such Notice but shall be required to accept and assume all of the other Contracts. If the Partnership fails to give such Notice to the Transferor within five (5) days after the expiration of the Due Diligence Period, at the Closing the Partnership shall be obligated to accept and assume all of the Contracts. In no event shall the Partnership have the right to give the Notice provided for in this Section 4.4(C) in respect of (i) any Contract which can be terminated on no more than one month's notice without penalty or (ii) any of the Contracts which are identified on Schedule B hereto as having been entered into in connection with the renovation work currently being undertaken at the Property.

          (D) The Partnership shall indemnify the Transferor against and from all damage to the Property and/or claims of Tenants or other third parties resulting from any entry on the Property by the Partnership or any agent, contractor, consultant or other representative of the Partnership, or any tests or other activities conducted in or on the Property by them, or any of them, together with all expenses incurred by the Transferor by reason thereof including, without limitation, reasonable attorneys' fees and disbursements; provided, however, that nothing contained herein is intended to obligate the Partnership to indemnify, pay or otherwise reimburse the Transferor for any costs of remediation or clean-up, fines, penalties, assessments or similar charges for any condition existing at the Property solely by reason of the fact that the Partnership or its agents, contractors, consultants or other representatives discover the existence of such condition during the course of conducting tests or other activities on the Property. The provisions of this
Section 4.4(D) shall survive the Closing or any termination of this Agreement; provided, however, that no claim by the Transferor under this Section 4.4(D) for damage to the Property (as opposed to claims under this Section 4.4(D) by reason of the assertion against the Transferor of claims by Tenants or other third parties) shall be made if the Closing occurs or more than 90 days after the termination of this Agreement if the Closing does not occur. If the Closing occurs, the Partnership shall not have any claim against the Transferor by reason of any damage to the Property of the nature specified above or by reason of any claim against which the Partnership is indemnifying the Transferor hereunder.

                                   ARTICLE V

                                    Closing
                                    -------
        5.1  Closing Procedure.  Provided that all of the other conditions to
             -----------------
each party's obligations to close the transactions provided for herein have been satisfied or waived, the Closing shall take place at 10:00 a.m., at the offices of the Partnership, on a date (which shall be a business day) designated by the Transferor in a Notice given to the Partnership, which Notice shall be given by the Transferor at least five (5) business days prior to the Closing Date and within ten (10) days after the Transferor shall have received the written consent of the holder of the Mortgage to the transfer of the Property to the Partnership subject to the Mortgage. The consummation of the transactions contemplated hereby with respect to the Property shall be referred to herein as the "Closing" and
     -------
the date on which the Closing occurs shall be referred to herein as the "Closing
                                                                         -------
Date."
- ----

        5.2 Partnership Conditions to Closing.  Without limiting any other
            ---------------------------------
conditions to Closing of the Partnership contained herein, the obligation of the Partnership to proceed with the Closing of the transactions contemplated by this Agreement is expressly conditioned upon the fulfillment by and as of the Closing Date of each of the conditions listed below, any or all of which may be waived by the Partnership:

          (A) the Transferor Closing Documents shall have been executed (if applicable) and delivered to the Partnership;

          (B) the Partnership shall be permitted by all applicable Laws to issue the Partnership Units to the Transferor without undue delay or expense in order to comply with such Laws;

          (C) all representations and warranties of the Transferor set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date and all obligations required to be performed or complied with by the Transferor hereunder on or prior to the Closing shall have been performed or complied with in all material respects; and

          (D) the Transferor shall have obtained all consents required to consummate the transactions contemplated hereby, including, without limitation, the requisite consent of the partners of the Transferor, the consent of U.S. Trust Company (if the failure to obtain such consent would adversely affect the Partnership in any respect) and the consent provided for in Section 5.4, as well as the estoppel certificate from such holder provided for in Section 7.3.

        5.3  Transferor Conditions to Closing.  Without limiting any other
             --------------------------------
conditions to Closing of the Transferor contained herein, the obligation of the Transferor to proceed with the Closing of the transactions contemplated by this Agreement is expressly conditioned upon the fulfillment by and as of the Closing Date of each of the conditions listed below, any or all of which may be waived by the Transferor:

          (A) the Partnership Closing Documents shall have been executed (if applicable) and delivered to the Transferor;

          (B) the Partnership shall be permitted by all applicable Laws to issue the Partnership Units to the Transferor without undue delay or expense in order to comply with such Laws;

          (C) all representations and warranties of the Partnership set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date and all obligations required to be performed or complied with by the Partnership hereunder on or before the

Closing Date shall have been performed or complied with in all material respects;

          (D) the Transferor shall have obtained all consents required for it to consummate the transactions provided for herein, including, without limitation, the consent of U.S. Trust Company, an indirect lender to the Transferor, the requisite consent of the partners of the Transferor, and the consent provided for in Section 5.4; and

          (E) the Transferor shall have received the written confirmation from the general partner of the Partnership (the "Confirmation") substantially in the form annexed hereto as Exhibit 3.

        5.4  Requirement for Mortgagee Consent.  This Contribution Agreement and
             ---------------------------------
the consummation of the transactions provided for herein are expressly conditioned upon the preliminary approval of HUD of such transactions as set forth in Form HUD 92266, Application for Transfer of Physical Assets, and
                         -------------------------------------------
supporting documents submitted to HUD. No transfer of any interest in the Property under this Contribution Agreement shall be effective prior to such HUD approval. The Partnership will not take possession of the Property or assume benefits of the ownership of the Property prior to such approval by HUD. The Partnership, its successors and assigns, shall have no right upon any breach by the Transferor hereunder to seek damages, directly or indirectly, from the Property which is the subject of this transaction, including from any assets, rents, issues or profits thereof, and the Partnership shall have no right to effect a lien upon the Property or the assets, rents, issues or profits thereof.

                                   ARTICLE VI

                          Apportionments and Payments
                          ---------------------------

        6.1  Items to Be Apportioned.  The following items shall be apportioned
             -----------------------
between the Transferor and the Partner ship at the Closing as of the Cutoff Date, and the net amount thereof shall be paid in cash to the Transferor or the Partnership, as the case may be, at the Closing, subject to further adjustment if required subsequent to the Closing, but where expressly so indicated in subsequent sections of this Article VI, not beyond nine (9) months after the Closing (the "Final Adjustment Date"), as hereinafter provided:
              ---------------------

            (A) real property taxes and assessments (or installments thereof) on the basis of the fiscal year for which payable;

            (B)  water rates and charges;

            (C)  sewer taxes and rents;

            (D) interest and mortgage insurance premiums payable under or in respect of the Mortgage;

            (E) annual permit, license and inspection fees, if any, on the basis of the fiscal year for which levied;

          (F) fuel oil and liquid propane gas, if any, at the cost per gallon or cubic foot most recently charged to the Transferor with respect to the Property, based on the supplier's measurements thereof, plus sales taxes thereon;

          (G) Rents, including prepaid Rents;

          (H) amounts payable by the Transferor under the Contracts (except those Contracts which the Partnership has rejected by Notice to the Transferor given within five (5) days after the expiration of the Due Diligence Period pursuant to Section 4.4(C) and excluding leasing commissions, which shall be paid as hereinafter provided, and amounts payable under Contracts identified on Schedule B hereto as having been entered into in connection with the renovation work currently being undertaken at the Property, which amounts shall be adjusted as provided in Section 6.10);

          (I) salaries, wages and other employee benefits and charges (including accrued vacation pay, pension contributions and other similar benefits) payable or accrued to on-site employees of the Property retained by the Partnership; and

          (J) except as set forth below, all other items customarily apportioned in connection with the transfer of similar properties similarly located.

        6.2  Re-Proration of Impositions.  If the real property taxes, water
             ---------------------------
rates and charges and sewer taxes and rents are not finally fixed before the Cutoff Date, the apportionments thereof made at the Closing shall be based upon the real property taxes, water rates and charges and sewer taxes and rents assessed for the preceding fiscal year or applicable billing period, and after the real property taxes, water rates and charges and sewer taxes and rents are finally fixed, the Transferor and the Partnership shall make a recalculation of the apportionment of the same, and the Transferor or the Partnership, as the case may be, shall promptly make an appropriate settlement with the other based upon such recalculation.

        6.3  Installment Payment of Assessments.  In furtherance of Section
             ----------------------------------
6.1(A), if any real property assessment affects the Property at the Closing and such real property assessment is payable in installments (whether at the election of the Transferor or otherwise), the Transferor and the Partnership shall apportion pursuant to Section 6.1(A) the annual installment relating to, or payable over, the fiscal period of the assessing authority, part of which is included within the period prior to the Cutoff Date and part of which is included in the period after the Cutoff Date, as of the Cutoff Date, and the interest payable on the unpaid balance of such assessment on account of such fiscal period. The Partnership shall accept title to the Property subject to the obligation to pay all installments of such assessment, and all interest thereon, allocable to subsequent fiscal periods of the assessing authority.

        6.4  Utilities.  The Transferor shall cooperate with the Partnership in
             ---------
the transfer of electricity, gas, water, sewer and other utility services from the Transferor's name to the name of the Partnership as of the Closing Date.
If such utility services shall not have been transferred to the Partnership's name for the Property effective as of the Closing Date, then, at the Closing, water rates and charges, sewer taxes and rents and gas and electricity charges for the Property shall be prorated pursuant to Section 6.1, based upon the per diem charges obtained by using the most recent period for which bills shall then be available. Following the receipt of the bills covering the period in which the Closing occurs, the apportionment of such charges shall be recalculated and the apportionment between the Transferor and the Partnership readjusted and settled based upon such bills.

        6.5  Rent Arrearages.  Rents collected or received after the Closing
             ---------------
Date from a Tenant who, as of the Cutoff Date, was in arrears in the payment of Rents shall be applied as follows: (A) in the case of Rents received from a Tenant who, as at the Cutoff Date, was not more than one (1) month in arrears in the payment of Rents, the Rents so collected shall be applied first to such arrears and then to any other amounts which may then be due to the Partnership; and (B) in the case of Rents received from a Tenant who, as at the Cutoff Date, was more than one (1) month in arrears in the payment of Rents, the Rents so collected shall first be applied to any amounts then due to the Partnership and any balance remaining shall be applied to the arrears. All costs and expenses incurred by the Partnership in bringing any action or proceeding to collect Rent Arrearages from any Tenant who is delinquent on the Closing Date shall be borne by the Partnership and the Transferor in proportion to the collected amounts to which each may be entitled and the Transferor's portion may be deducted from the amounts other wise to be remitted to the Transferor. Rent Arrearages collected after the Final Adjustment Date shall belong to the Partnership; provided,
                                                                 --------
however, that if the Transferor or the Partnership shall institute a legal
- -------
action or proceeding to collect any portion of such Rent Arrearages prior to the Final Adjustment Date, the Transferor shall retain the right to receive its share of such Rent Arrearages, net of its share of litigation costs and expenses, if collected. The Partnership shall pay to the Transferor, promptly after receipt, the Transferor's share of any amounts paid to the Partnership by any Tenant which are first due after the Closing on account of year-end adjustments, escalation payments, percentage rent or other items.

        6.6  Security Deposits.  Attached hereto as Schedule E is a Schedule of
             -----------------                      ----------
Leases (the "Schedule of Leases"), which Schedule sets forth, among other
             ------------------
things, the unapplied portions of all security, pet and other deposits which have been deposited with the Transferor or its agents by any Tenants. The Transferor shall (A) pay to the Partnership in cash the aggregate amount of the security, pet and other deposits set forth on such Schedule, as updated at the Closing pursuant to Section 7.1(M), or (B) if applicable, assign to the Partnership the bank accounts with respect to such deposits, in either case together with any interest earned thereon which, under the terms of the applicable Leases or applicable provisions of Law, must be paid to Tenants. The Partnership hereby indemnifies and agrees to defend the Transferor for, and hold the Transferor harmless from and against, any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) imposed upon or incurred by the Transferor with respect to the deposits (and the interest thereon, if any) paid over or assigned to the Partnership or the application thereof by the Partnership subsequent to the Closing Date. The Transferor hereby indemnifies and agrees to defend the Partnership for, and hold the Partnership harmless from and against, any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by or imposed upon the Partnership in respect of claims made by Tenants with respect to any deposits (and the interest thereon, if any) held under Leases to which the Transferor and such Tenants are parties and which are not paid or assigned to the Partnership, or with respect to any variance between the amount of any deposit or interest paid or assigned to the Partnership and the amount claimed by the Tenant in question to have been deposited by it or due it as interest, or with respect to the amount of any deposit applied to the payment of any of a Tenant's obligations prior to the Closing. The Transferor shall retain as its property any interest accrued prior to the Closing Date on any deposits except to the extent that such interest is required to be paid to any Tenants pursuant to their respective Leases or under applicable provisions of Law. The indemnities provided for in this Section 6.6 shall survive the Closing.

        6.7  Reserves and Deposits.  The Partnership understands that certain
             ---------------------
escrow deposits have been made by the Transferor with the holder of the Mortgage or its agent or designee for real property taxes and assessments, casualty and liability insurance premiums, mortgage insurance premiums, repairs and replacements and other items. At the Closing the Partnership shall substitute its own escrow deposits for those then being held by the holder of the Mortgage or its agent or designee. As to any such escrow deposits which are in cash or cash equivalents, the Partnership shall deposit a like amount of cash or cash equivalents acceptable to such holder. As to any such escrow deposits which are in the form of a letter of credit, the Partnership shall substitute for such letter of credit a like amount of cash or its own letter of credit or cash equivalents in like amount acceptable to the holder of the

Mortgage. Upon the making of such escrow deposits by the Partnership, the Transferor shall have the right to obtain the redelivery to it by the holder of the Mortgage or its agent or designee of the escrow deposits previously made by it with said holder or its agent or designee, together with all interest earned thereon which is payable to the Transferor.

        6.8  Transfer Taxes.  The Transferor and the Partnership shall each pay
             --------------
one-half of any real property transfer taxes and documentary stamps imposed by the state, county and/or municipality in which the Property is located in connection with the contribution or transfer of the Real Property to the Partnership and shall cause the same to be paid, either directly to the appropriate governmental agency or agencies or to the Title Company for payment by the Title Company to the appropriate authorities, at the Closing. The Partnership shall pay any sales tax payable upon the contribution or transfer of the Personalty to the Partnership. At the Closing, and in addition to the delivery of any required Closing Documents, the Transferor and the Partnership shall execute, acknowledge and deliver such returns, questionnaires, certificates, affidavits, declarations and other documents which may be required in connection with the payment of transfer taxes, documentary stamps, sales taxes and other taxes, fees or charges imposed by any governmental agency in connection with the transactions contemplated hereby, and shall complete, sign and swear to the same as may be necessary. The Partnership shall pay all recording charges or fees other than with respect to any instruments recorded in order to eliminate title defects, the recording charges or fees for which shall be paid by the Transferor.

        6.9  Collection of Rent.  Until the Final Adjustment Date, the
             ------------------
Partnership shall use its reasonable efforts to collect from any Tenants in possession the Rent Arrearages payable with respect to the calendar year in which the Closing Date occurs and any prior calendar year; provided, however,
                                                           --------  -------
that reasonable efforts shall not require the Partnership to institute legal proceedings against any such Tenant. Until the Final Adjustment Date, the Partnership shall not waive or settle any claims for any such amounts in whole or in part without the prior written consent of the Transferor (which consent shall not be unreasonably withheld or delayed). Collection costs shall be charged against amounts collected and charged to the parties hereto in the proportion in which each is entitled to the proceeds of such collection; provided, however, that collection costs shall in no event include the regular fees and charges payable by its Partnership to its property manager. If the Partnership is unable to collect any such amounts which are the property of the Transferor within one hundred twenty (120) days after the Closing Date, the Transferor shall have the right to seek collection of such amounts due to the Transferor, which right shall expire on the Final Adjustment Date unless the Transferor or the Partnership shall have instituted a legal action or proceeding as set forth in Section 6.5; provided,
                                                                     --------
however, that in seeking to collect any such Rent Arrearages, the Transferor
- -------
shall not be entitled to terminate any Lease or otherwise seek any remedy other than a money judgment against the delinquent party.

        6.10       Renovation Work.  The Partnership understands that the
                   ---------------
Transferor is in the process of performing certain renovation work at the Property (the "Renovation Work"). The Renovation Work consists of two parts, the exterior work and the interior work. The exterior work is being performed pursuant to the Contracts listed in Schedule B annexed hereto under the subheading "Exterior Renovation Work". The interior work consists of the renovation of apartment units and interior common areas. This work includes replacement of appliances and carpets in apartment units, repainting, vinyl flooring, replacement of cabinets and vanities in bathrooms, new hardware and the like as well as the upgrading of the clubhouse. No Contracts have been entered into with respect to this work. A job cost summary report for the interior work is included as part of Schedule B. It is agreed that the Transferor shall be responsible for paying the cost of all Renovation Work performed on or before September 30, 1995 and that if the Closing occurs, the Partnership shall be responsible for paying the cost of all Renovation Work performed on or after

October 1, 1995. At the Closing, the Transferor shall submit to the Partnership a schedule, together with such other substantiating materials as the Partnership may reasonably request, setting forth the aggregate amount expended by the Transferor for Renovation Work performed on or before September 30, 1995 and on or after October 1, 1995, which schedule shall set forth, in reasonable detail, a description of such work and detail each payment made by the Transferor for such work. Such schedule shall be certified as true and correct by a general partner of the Transferor. Subject to the Partnership's verification of the aggregate amount set forth in such schedule, at the Closing the Partnership shall pay to the Transferor, in cash, the aggregate amount expended by the Transferor for Renovation Work performed on or after October 1, 1995, as set forth in such schedule. In order to facilitate the making of the adjustment provided for in this Section 6.10, on the tenth (10th) day of each month, commencing on April 10, 1996, and until the Closing occurs, the Transferor shall submit to the Partnership the schedule and other materials called for by this
Section 6.10 for the period ending on the last day of the month preceding the month in which such tenth (10th) day occurs.

        6.11  Partnership Distributions.  It is understood that the Partnership
              -------------------------
makes distributions on the Partnership Units for three-month periods which are the same as the periods for which the Partnership's general partner declares dividends. The parties hereto agree that if the Closing occurs other than on the first day of any such three-month period, the first distribution to be made to the Transferor after the Closing on the Partnership Units received by the Transferor at the Closing shall be prorated and the Transferor shall receive a fraction of such distribution, the numerator is the number of days remaining in such three-month period on and after the Closing and the denominator of which is the number of days in such three-month period.

        6.12  Settlement of Adjustments.
              -------------------------

              (A) Any payments which are due on or after the Closing and are attributable to periods on or before the Cutoff Date will be apportioned within thirty (30) days of receipt of such payment and the net amount of any such adjustments shall be paid to the Partnership or to the Transferor, as the case may be.

              (B) Any errors or omissions in computing apportionments at the Closing shall be corrected promptly after their discovery.

              (C) Net prorations and adjustments made pursuant to this Article VI as of the Closing Date and from time to time after the Closing shall be made in cash.

        6.13  Inspection of Books and Records.  Subsequent to the Closing, upon
              -------------------------------
request of the Partnership, the Transferor shall from time to time make available for inspection by the Partnership or its designee, at the place or places where they are regularly kept and maintained, during reasonable business hours, the records and books of account relating to the Property and, during such inspection, shall permit extracts and copies to be made from said records and books of account, at the Partnership's expense. The Transferor shall have the right from time to time subsequent to the Closing, at the Transferor's expense, to examine, audit and make copies of so much of the Partnership's records and books of account for the Property which relate to periods prior to the Closing Date or the apportionments made or to be made at and subsequent to the Closing pursuant to this Article VI.

        6.14  Schedule of Rent Arrearages.  Attached hereto as Schedule F is a
              ---------------------------                      ----------
Schedule of Rent Arrearages (the "Schedule of Rent Arrearages"), which Schedule
                                  ---------------------------
sets forth each of the Tenants of the Property and the items of Rents with respect to which each Tenant is in arrears as of the date hereof, the amount of each item and the period of such arrearage.

        6.15  Survival.  The provisions of this Article VI shall survive the
              --------
Closing.

                                  ARTICLE VII

                               Closing Documents
                               -----------------

        7.1  Transferor Closing Documents.  At the Closing (or subsequent
             ----------------------------
thereto with respect to documents contemplated by subsection (N) below), and simultaneously with the issuance to the Transferor of the Partnership Units by the

Partnership (plus payment of any sums which the Partnership has agreed herein to pay to the Transferor at the Closing, but less any credits to which the Partnership may be entitled hereunder), and simultaneously with the Partnership's delivery of all of the Partnership Closing Documents required to be delivered by the Partnership hereunder, the Transferor shall deliver, or cause to be delivered, the following documents to the Partnership (herein referred to collectively as the "Transferor Closing Documents"):
                                 ----------------------------

          (A) a special warranty deed, duly executed and acknowledged by the Transferor and in proper statutory form for recording, limiting the Transferor's covenants and warranties under the deed to the Transferor's own acts and deeds and those of persons claiming by, through or under the Transferor, and not otherwise, so as to convey the entire fee simple estate in the Real Property free and clear of all Liens, except for the Permitted Exceptions (such deed may, by its terms, limit enforcement of such covenants and warranties to the assets of the Transferor);

          (B) an assignment of the Transferor's right, title and interest under the Leases for the Property, in form and substance reasonably satisfactory to the Partnership, duly executed by the Transferor;

          (C) searches conducted by an independent firm reasonably satisfactory to the Partnership showing no Uniform Commercial Code filing (other than in respect of the Mortgage or any leased Personalty) or judgment or tax lien filings against the Transferor with respect to the Property, which searches shall be dated not earlier than thirty (30) days prior to the Closing Date and the cost of which shall be borne by the Transferor;

          (D) an affidavit of the Transferor stating its U.S. taxpayer identification number and that it is a "United States person," as defined by Internal Revenue Code section 1445(f)(3) and section 7701(b);

          (E) the estoppel certificate provided for in Section 7.3 and the certificates or other evidence provided for in Section 6.10;

          (F) a bill of sale from the Transferor with warranties of title and against encumbrances (except for Permitted Exceptions and leases of Personalty) so as to transfer the Personalty to the Partnership free and clear of all Liens except for Permitted Exceptions and leases of Personalty, in form and substance reasonably satisfactory to the Partnership, duly executed by the Transferor;

          (G) an assignment of the Contracts (except those Contracts which the Partnership has rejected by Notice from the Partnership to the Transferor within five (5) days after the expiration of the Due Diligence Period pursuant to
Section 4.4(C)) and all guarantees, warranties, licenses, permits and certificates of occupancy relating to the Property and Personalty, to the extent the same are assignable (which assignment, except with respect to the Contracts, may be general in nature and need not list or refer to specific guarantees, warranties, licenses, permits or certificates of occupancy), in form and substance reasonably satisfactory to the Partnership, duly executed by the Transferor;

          (H) a certificate issued by the Secretary of State of the state of formation of the Transferor dated not earlier than fifteen (15) days prior to the Closing Date certifying the good standing or valid existence of the Transferor;

          (I) a certificate of the general partners of the Transferor in which they certify that, under the terms of the limited partnership agreement of the Transferor, as amended, the General Partners of the Transferor have the authority to contribute and transfer the Property to the Partnership and that all required consents of partners (limited and general) to such contribution and transfer have been obtained;

          (J) written notices from the Transferor (i) to the holder of the Mortgage informing it of the Closing and the conveyance and assignments herein provided for; (ii) to the Tenants advising them of the change of ownership and directing them to pay Rent and other charges under their respective Leases for all periods from and after the Closing Date as directed by the Partnership; and
(iii) to each Party to each of the Contracts assigned to the Partnership advising of the transfer and assignment of the Transferor's interest in the Contracts to the Partnership and directing that future inquiries be made directly to the Partnership;

          (K) all approvals or consents required to permit the transactions contemplated hereby, including, without limitation, the consent required under the Mortgage;

          (L) an amendment to the Partnership Agreement in the form of Exhibit 1, duly executed by the Transferor;

          (M) a certificate of the Transferor, signed by the general partners of the Transferor, dated the Closing Date, stating that the representations and warranties made by the Transferor in this Agreement, as updated pursuant to
Section 8.4(W), are true and correct in all material respects on and as of the Closing Date as if made on and as of such date (the "Section 7.1(M)
                                                     --------------
Certificate"), together with an updated set of Schedules B, D, E, F, G and I
- -----------
attached to such certificate; and

          (N) such other documents, instruments or agreements which the Transferor is required to deliver to the Partnership pursuant to any other provisions of this Agreement or which the Partnership may, either at or subsequent to the Closing, deem reasonably necessary in order to consummate the transactions contemplated by this Agreement or to better vest in the Partnership title to the Property. The provisions of this Section 7.1(N) shall survive the Closing.

       The assignments provided for in subsections (B) and (G) above shall be without representation or warranty by the Transferor, except that the Transferor shall warrant that it has the right to assign the Leases and Contracts referred to therein, has not previously assigned any of such Leases or Contracts and has not encumbered any of the same except for Permitted Exceptions.

        7.2  Partnership Closing Documents.  At the Closing (or subsequent
             -----------------------------
thereto with respect to documents contemplated by subsection (I) below), simultaneously with the Transferor's delivery of the Transferor Closing Docu-ments, the Partnership shall deliver to the Transferor the following documents (herein referred to collectively as the "Partnership Closing Documents"), the
                                         -----------------------------
delivery of any of which may be waived by the Transferor:

             (A) a duly executed and acknowledged Secretary's Certificate, certifying that (i) the Board of Directors of the general partner of the Partnership has duly adopted resolutions authorizing the execution and delivery of this Agreement and those of the Partnership Closing Documents which are to be executed by the Partnership, and the consummation of the transactions contemplated by this Agreement (which resolutions shall be annexed to or incor-porated in such certificate) and (ii) no consent of the limited partners of the Partnership is required for such execution, delivery and consummation;

          (B) an incumbency certificate certifying the identity and incumbency of the officers of the general partner of the Partnership, in its own behalf and as general partner of the Partnership, executing and delivering this Agreement and the Partnership Closing Documents;

          (C) a true and correct copy of the Partnership Agreement, as amended and in effect on the Closing Date, certified as such by an officer of the general partner of the Partnership;

          (D) counterparts of the Assignment of Leases referred to in Section 7.1(B), duly executed by the Partnership to effectuate the Partnership's assumption of the Transferor's obligations under such Leases first accruing on or after the Closing Date;

          (E) counterparts of the Assignment of Contracts referred to in Section 7.1(G), duly executed by the Partnership to effectuate the Partnership's assumption of the Transferor's obligations under the Contracts assigned thereby first accruing on and after the Closing Date or as otherwise required by Section
6.10 in respect of the Contracts referred to therein;

          (F) counterparts of the amendment to the Partnership Agreement referred to in Section 7.1(L), duly executed by the general partner of the Partnership on its own behalf and on behalf of the existing limited partners of the Partnership, together with a certificate from the Partnership, in the form of Exhibit 2, setting forth the number of Partnership Units held by each of the partners in the Partnership (including the Transferor) as of the Closing Date;

          (G) a certificate of the Partnership, executed by a duly authorized officer of the general partner of the Partnership, dated the Closing Date, stating that the representations and warranties made by the Partnership in this Agreement, as updated pursuant to Section 8.4(W), are true and correct in all material respects on and as of the Closing Date as if made on and as of such date (the "Section 7.2(G) Certificate");
           --------------------------

          (H) such instruments and documents as may be required by the holder of the Mortgage to evidence the fact that the Partnership has assumed and is bound by the Mortgage and all documents executed in connection therewith including, without limitation, the note secured thereby, the Regulatory Agreement and all security and escrow agreements, subject, in each case, to any exculpation from liability provisions contained therein;

          (I)  the Confirmation; and

          (J) such other documents, instruments or agreements which the Partnership may be required to deliver to the Transferor pursuant to the provisions of this Agreement or which may be necessary to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, simultaneously with each issuance of Partnership Units to the Transferor subsequent to the Closing Date pursuant to Article III, the Partnership shall deliver to the Transferor a certificate, in the form annexed hereto as Exhibit 2, setting forth the number of Partnership Units held by each of the partners in the Partnership (including the Transferor) as of such date. The provisions of this Section 7.2(J) shall survive the Closing.

        7.3  Estoppel Certificate.  The Transferor shall be required to obtain,
             --------------------
on or before the Closing Date, an estoppel certificate or letter, dated no more than thirty (30) days prior to the Closing Date, from the holder of the Mortgage and shall deliver such certificate or letter to the Partnership on or before the Closing Date. The estoppel certificate or letter shall be in form reasonably acceptable to the Partnership and shall set forth the certification of the holder of the Mortgage as to the date of the Mortgage and all amendments thereto, the unpaid principal amount thereof, the interest rate payable thereon, the maturity date thereof, the amounts of escrows or reserves being held by the holder of the Mortgage or its agent or designee and that, to the best knowledge of the holder of the Mortgage, no default exists under the Mortgage on the part of the Transferor, as the mortgagor thereunder. If the Mortgage shall, by its terms, prescribe the form or content of the estoppel certificate or letter, the Transferor shall be required only to obtain an estoppel certificate or letter from the holder of the Mortgage in the form prescribed by the Mortgage and containing only such information as is required to be contained therein.

        7.4  Delivery of Records; Licenses and Permits.
             -----------------------------------------

(A) At the Closing, the Transferor shall deliver to, or at the direction of, the Partnership (i) all documents, records and books of account, or copies thereof, relating to the construction, ownership, leasing, operation and maintenance of the Property which are in the possession or under the control of the Transferor or its agents on the Closing Date; (ii) original copies of all Leases, all Contracts assigned to the Partnership, licenses and permits, counterparts or true copies of the Mortgage, the note secured thereby and all agreements executed in connection therewith; and (iii) such other information in the possession of the Transferor or its agents relating to the Property which may be requested by the Partnership, including, without limitation, building plans and maintenance records. The Transferor shall also deliver to, or at the direction of, the Partnership, both prior to and after the Closing, all documents in the possession of the Transferor or its agents which may be necessary or helpful to the Partnership in adjusting losses or claims or otherwise enforcing or settling claims with respect to all insurance policies, Contracts and Leases, which obligation shall survive the Closing. Notwithstanding anything to the contrary set forth above in this Section 7.4, the Transferor shall not be required to deliver to the Partnership any of the items specified above which are and will, subsequent to the Closing, remain in the possession of the property management company for the Property.

       B. The Transferor agrees to use all reasonable efforts to transfer or cause to be transferred to the Partnership all approvals, permits, licenses and certificates of occupancy relating to the Property or the Personalty. If any of such approvals, permits, licenses or certificates is not transferable, the Transferor shall cooperate with the Partnership and use all reasonable efforts to have the same reissued to the Partnership.

        7.5 Property Management Agreement.  At the Closing the Partnership shall
            -----------------------------
enter into a property management agreement for the Property with the Property Management Company, such agreement to be in the form annexed hereto as Exhibit L and made a part hereto.

        7.6  Further Assurances.  The Transferor and the Partnership agree that
             ------------------
the intent and purpose of the Transferor Closing Documents is to convey all of the Transferor's right, title and interest in the Property to the Partnership. The Transferor and the Partnership agree, at any time and from time to time after the Closing, to execute, acknowledge where appropriate and deliver such further instruments and documents and to take such other action as the other of them may reasonably request in order to carry out the intent and purpose of this Agreement. The provisions of this Section 7.5 shall survive the Closing.

                                  ARTICLE VIII

                         Representations and Warranties
                         ------------------------------

        8.1  Investment Representations.  The Transferor, for itself and for
             --------------------------
each partner in the Transferor, hereby acknowledges that it (A) has been given full and complete access to the Partnership and its management in connection with this Agreement and the transactions contemplated hereby, (B) has received and read the Partnership Agreement, as amended to date, and has had the opportunity to review all other documents relevant to its decision to enter into this Agreement, and (C) has had the opportunity to ask questions of the Partnership and its management concerning its investment in the Partnership and the transactions contemplated hereby. The Transferor, for itself and for each partner in the Transferor, acknowledges that it understands that the Partnership Units to be acquired by it hereunder will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption afforded by Section 4(2) thereof for transactions by an issuer not involving any public offering, and will not be registered or qualified under any applicable securities laws. The Transferor, for itself and for each partner in the Transferor, represents that
(i) it is acquiring such Partnership Units for investment only and not with any view toward distribution thereof in violation of any applicable securities laws, and it will not sell or otherwise dispose of such Partnership Units except in compliance with the registration requirements or exemption provisions of any applicable securities laws and in accordance with the terms of the Partnership Agreement, (ii) its economic circumstances are such that it is able to bear all risks of the investment in the Partnership Units for an indefinite period of time, including the risk of a complete loss of its investment in the Partnership Units, (iii) it has knowledge and experience in financial and business matters sufficient to evaluate the risks of investment in the Partnership Units, and (iv) it has consulted with its own counsel and tax advisors, to the extent deemed necessary by it, as to all legal and tax related matters covered by this Agreement and has not relied upon the Partnership for any explanation of the application of the various United States or state securities laws or tax laws with regard to its acquisition of the Partnership Units. The Transferor, for itself and for each partner in the Transferor, further acknowledges and represents that it has made its own independent investigation of the Partnership and the business conducted or proposed to be conducted by the Partnership. Such investigation does not affect the Transferor's right to rely on the representations and warranties of the Partnership contained in this Agreement and the Partnership Agreement. The representations and warranties contained in this Sec tion 8.1 shall survive the Closing.

        8.2  Partnership Acknowledgments.  Effective from and after five (5)
             ---------------------------
days after the expiration of the Due Diligence Period and provided that this Agreement is still in effect, the Partnership represents, warrants, acknowledges and agrees that (A) the Partnership has made an independent investigation and examination of the Property (and all matters related thereto), is familiar with the physical condition of the Property, and has reviewed (i) the Leases, (ii) the Mortgage, (iii) the Contracts and (iv) the Environmental Reports and (B) except as expressly set forth in this Agreement and the Transferor Closing Documents, neither the Transferor nor any of the officers, employees, partners, agents or attorneys of the Transferor has made any oral or written representations, warranties or statements of any nature or kind whatsoever to the Partnership, or its officers, employees, partners, agents or attorneys, whether express or implied, with respect to the matters set forth in clause (A) above or with respect to any other matter, except as expressly set forth in this Agreement and the Transferor Closing Documents. Such examination does not affect the Partnership's right to rely on the representations and warranties contained in this Agreement and the Transferor Closing Documents. The Partnership further agrees that the Transferor shall not be bound in any manner whatsoever by any projections, operating statements, set-ups or other information pertaining to the Property made, furnished or claimed to have been made or furnished by the Transferor or any other person or entity representing or purporting to represent the Transferor, whether orally or in writing, except as expressly set forth in this Agreement and the Transferor Closing Documents.

        8.3  Partnership Representations and Warranties. In addition to any
             ------------------------------------------
other representations and warranties of the Partnership set forth herein, the Partnership represents and warrants to the Transferor as follows:

             (A) The Partnership is a limited partnership duly organized under the laws of the State of Delaware with full right, power and authority to fulfill all of its obligations hereunder, or as herein contemplated.

             (B) The execution and delivery by the Partnership of this Agreement and the Partnership Closing Documents and the consummation by the Partnership of the transactions contemplated by this Agreement have been duly authorized by all requisite action of the Partnership and no other action or approval is required to enable the Partnership to consummate the transactions contemplated by this Agreement and the Partnership Closing Documents in accordance with the terms hereof and thereof. This Agreement has been duly executed and delivered by the Partnership or an authorized representative of the Partnership and at the Closing, the Partnership Closing Documents will be duly executed and delivered by the Partnership or an authorized representative of the Partnership. This Agreement constitutes a legal, valid and binding obligation of the Partner-ship, enforceable against the Partnership in accordance with the terms hereof, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). The Partnership Closing Documents, when executed at the Closing, will be legal, valid and binding obligations of the Partnership enforceable against the Partnership in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (C) No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or authority or any other person is required to be made, obtained or given by the Partnership in connection with the execution, delivery and performance of this Agreement by the Partnership.

          (D) Assuming compliance with the terms of this Agreement and the Partnership Agreement by the parties hereto and thereto other than the Partnership, none of the execution, delivery or performance of this Agreement by the

Partnership does or will, with or without the giving of notice, lapse of time or both, violate, conflict with or constitute a default under any term or condition of (i) the Partnership Agreement, (ii) any material agreement to which the Partnership is a party or by which the Partnership is bound, or (iii) any terms or provisions of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit or authority applicable to the Partnership.

          (E) The copy of the Partnership Agreement heretofore delivered or made available to the Transferor is a true and complete copy thereof, as amended to date. The Partnership Agreement, as so delivered or made available, has not been modified and is in full force and effect in accordance with its terms as of the date hereof.

          (F) The Partnership has delivered to the Transferor true and complete copies of the Annual Report on Form 10-K (and those portions of the Annual Report to Stockholders which are incorporated by reference therein) of the general partner of the Partnership for the fiscal year ended December 31, 1994, as filed with the Securities and Exchange Commission (the "Commission"), and all
                                                           ----------
Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed by the general partner of the Partnership with the Commission since December 31, 1994 (the "SEC Filings"). The financial statements of the general partner of the
      -----------
Partnership included or incorporated by reference in the SEC

Filings have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated assets, liabilities and financial position of the general partner of the Partnership as of the dates thereof and the consolidated results of its operations and changes in cash flow for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year ended adjustments).

          (G) The execution and delivery of this Agreement and the Partnership Closing Documents by the Partnership and the consummation of the transactions provided for herein have been duly authorized by the Board of Directors of the general partner of the Partnership, which is the only authorization required by such general partner for such execution, delivery and consummation.

        8.4  Transferor Representations and Warranties. The Transferor
             -----------------------------------------
represents and warrants to the Partnership as follows:

             (A) Authority. The Transferor has been duly organized and is
                 ---------
validly existing as a limited partnership, is in good standing under the laws of the State of Texas, with all requisite power and authority to own the Property, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Transferor Closing Documents and any other documents contem-plated by or related to this Agreement. The Transferor has duly qualified to transact business in the State of Maryland and is in good standing under the laws of said State. The Transferor is not a "foreign person" within the meaning of sections 1445(f) and 7701(b) of the Internal Revenue Code.

          (B) Enforceability.  The execution and delivery by the Transferor of
              --------------
this Agreement and the Transferor Closing Documents and the consummation by the Transferor of the transactions contemplated by this Agreement have been duly authorized by all requisite action of the Transferor and no other action or approval (other than those provided for in this Agreement) is required to enable the Transferor to consummate the transactions contemplated by this Agreement and the Transferor Closing Documents in accordance with the terms hereof and thereof. This Agreement has been duly executed and delivered by the Transferor or an authorized representative of the Transferor and at the Closing, the Transferor Closing Documents will be duly executed and delivered by the Transferor or an authorized representative of the Transferor. This Agreement constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with the terms hereof, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). The Transferor Closing Documents, when executed at the Closing, will be legal, valid and binding obligations of the Transferor, enforceable against the Transferor in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and except for the consent of the partners of Transferor, the holder of the Mortgage and U.S. Trust Company, no consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or authority or any other person is required to be made, obtained or given by the Transferor in connection with the execution, delivery and performance of this Agreement and the Transferor Closing Documents by the Transferor which has not been obtained.

          (C) Conflicts.  Assuming the Transferor has obtained prior to Closing
              ---------
the consent of the holder of the Mortgage and U.S. Trust Company, the execution and delivery of this Agreement and the Transferor Closing Documents, the performance of the Transferor's obligations set forth herein or therein, and the consummation of the transactions contemplated hereby and thereby by the Transferor does not or will not, with or without the giving of notice, lapse of time or both, (i) conflict with or constitute a breach, violation or default by the Transferor under any term or condition of (a) any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which the Transferor is a party or by which the Transferor, any of its properties or other assets or the Property may be bound or subject, (b) the certificate of limited partnership, limited partnership agreement or other organizational documents of the Transferor, or (c) any terms or provisions of any applicable law, judgment, administrative or court decree, order, injunction, rule or regulation of any governmental unit or authority applicable to the Transferor or the Property, or (ii) result in the creation of any Lien upon the Property.

          (D) Leases.  The Schedule of Leases attached hereto as Schedule E sets
              ------                                             ----------
forth with respect to each Lease (whether or not the term of each Lease has commenced as of the date of such Schedule) (i) the name of the Tenant under each Lease, (ii) the apartment unit or other space leased, (iii) the commencement date of such Lease, (iv) the term of such Lease, including any renewal options,
(v) the annual rent payable by such Tenant, and (vi) the security, pet and any other deposit made by such Tenant and the interest, if any, accrued thereon.
The Schedule of Leases is complete and accurate in all material respects, and originals and/or true and complete copies of each Lease, and each modification, amendment, extension and assignment thereof, have heretofore either been furnished to the Partnership or been made available to the Partnership for inspection. There are no other Leases affecting any portion of the Property at the date hereof except as set forth on the Schedule of Leases. No Tenant has paid more than one month's rent or other charges in advance, except for security deposits.

          (E) Modification of Leases.  The Leases have been executed and
              ----------------------
delivered by the parties thereto and except as set forth in Schedule E are
                                                            ----------
unmodified and in full force and effect as of the date hereof (except for those designated on Schedule E as "out for signature"), in accordance with their
              ----------
respective terms, and constitute the sole agreements and understandings (written or oral) between the Transferor and the parties thereto.

          (F) Lease Defaults.  Except as set forth in the Schedule of Rent
              --------------
Arrearages attached hereto as Schedule F and the Schedule of Litigation attached
                              ----------
hereto as Schedule G (the "Schedule of Litigation"), no action, proceeding or
          ----------       ----------------------
arbitration is pending in respect of any Lease, nor has the Transferor received from and on behalf of any Tenant any written notice of default by the Transferor or any material claim which remains outstanding with respect to any of the Leases, and except as set forth in the Schedule of Rent Arrearages, the Transferor has no actual knowledge of any material breaches of or material defaults under any Lease by the Tenant or the Transferor thereunder, and all payments payable by or due to the Transferor under any Lease to the date hereof have been made and received, without any material default thereunder or without any defenses, counterclaims, offsets, concessions, rebates, credits or allowances having been claimed or given. The rents set forth in the Leases and in Schedule
                                                                        --------
E hereto are the rents actually being collected on behalf of the Transferor.
- -
The Schedule of Rent Arrearages attached hereto as Schedule F sets forth all of
                                                   ----------
the information described in Section 6.13 and such information is true and correct as of the date hereof in all material respects.

          (G) Insurance.  Attached as Schedule H hereto is a Schedule of
              ---------               ----------
Insurance (the "Schedule of Insurance"), which Schedule sets forth a list and
                ---------------------
brief description of all property and liability insurance policies currently in force with respect to the Property. All such policies are in full force and effect, are with reputable insurance companies, and are in compliance with the requirements contained in the Mortgage. No written notice of cancellation or increase in premium has been received by the Transferor with respect to any insurance policy maintained by the Transferor in respect of the Property and, to the Transferor's knowledge, none is threatened; and the Transferor has not received any written notice that any repair or improvement to the Property is required by the insurer under any such insurance policy which has not here-tofore been performed. From the date hereof through the Closing Date, the Transferor shall maintain in full force and effect (including necessary renewals thereof) the insurance policies listed on Schedule H.
                                          ----------

          (H) Contracts.  The Schedule of Contracts attached hereto as Schedule
              ---------                                                --------
B lists all Contracts executed and delivered by or on behalf of the Transferor
- -
(or otherwise binding on the Transferor) and in effect on the date hereof with respect to the Property, and sets forth with respect to each Contract, the name of the service provider, lessor or other party thereto, the date of such Contract, the expiration date thereof, a brief description of the service or property provided for or leased by such Contract and the amounts payable by the Transferor thereunder. Except as set forth in the Schedule of Contracts, all such Contracts are in full force and effect in accordance with their respective terms as of the date hereof and constitute all of the Contracts (written or oral) which are binding on the Transferor with respect to the Property or any part thereof, and the Transferor has not given and has not received any written notice of default which remains outstanding with respect thereto. The Transferor has no actual knowledge of any material breaches of or material defaults under any Contracts by any party thereto.

          (I) Employment Agreements.  There are no employment, collective
              ---------------------
bargaining or similar agreements
between the Transferor and any employees which will be binding upon the Partnership or the Property, and there are no pending claims which have been asserted in writing or, to the Transferor's knowledge, any threatened claims against the Transferor by or on behalf of any employees whose employment relates to the Property. Except as may otherwise be required by law, the Partnership is not assuming any sponsorship or fiduciary status with respect to such employee benefit plans or other benefits and is not intended to have any direct contractual obligations with respect thereto (other than reimbursement obligations to the Property Management Company) nor is the Partnership assuming any other obligation or liability of the Transferor with respect thereto not expressly provided for herein. In no event shall the Partnership be obligated to assume any obligations under employment agreements or be responsible for severance pay for any employees who are not employed by the Partnership, but the Partnership will become responsible for the wages and other compensation of employees it hires. A true and correct schedule of all on-site employees, setting forth the name of each such person and his or her duties and compensation, is attached hereto as Schedule I.
                                    ----------
          (J) Leasing or Brokerage Commissions.  All leasing or brokerage
              --------------------------------
commissions or fees which are due or will become due in respect of any Leases entered into prior to the Closing Date (including renewals of any of the foregoing) have been paid or will be paid prior to the

Closing Date and the Partnership shall have no obligation in respect thereof.

          (K) Utilities.  All utilities necessary for the operation of the
              ---------
Property have been connected and are currently being supplied to the Property and the Transferor has not received any written notice, and has no knowledge, of the curtailment of service of any utility supplied to the Property or any part thereof and all utility connection charges, if any, have been paid for.

          (L) Permits and Compliance with Laws. Except for any matters which are
              --------------------------------
the express and sole responsibility of any Tenant, the Transferor has not received written notice, and has no actual knowledge, that (i) any approvals, consents, permits, licenses or certificates of occupancy (whether governmental or otherwise) required for the current use and operation of the Property by the Transferor have not been granted, effected, renewed or performed and completed (as the case may be) or have been or are about to be revoked; (ii) any fees and charges therefor have not been fully paid; (iii) the Property, including the current use and occupancy thereof by the Transferor or any occupants of the Property, is in violation in any material respect of any Laws or (iv) any governmental authority has a current plan that would adversely affect the continued use and operation of the Property as currently used and operated in any material respect. Except for the approvals, consents, permits, licenses or certificates of occupancy set forth on the Schedule of Consents attached hereto as Schedule J
                                                                   ----------
(the "Schedule of Permits"), none of the approvals, consents, permits, licenses
      -------------------
or certificates of occupancy referred to in clause (i) above will be invali-dated by the transfer of the Property to the Partnership (although the Partnership may in some instances have to file applications to have the same reissued in its name). Except for any matters which are the express and sole responsibility of any Tenant, to the Transferor's knowledge the Property and the current use thereof comply in all material respects with (a) all applicable Laws and (b) all restrictive covenants and title encumbrances affecting the Property. The Transferor holds all material licenses, permits and authorizations required for the lawful use, operation and occupancy of the Property.

          (M) Environmental Compliance.  Attached as Schedule K is a Schedule of
              ------------------------               ----------
Environmental Reports (the "Schedule of Environmental Reports"), which Schedule
                            ---------------------------------
sets forth a list and brief description of all reports, studies, analyses, test results, notices from any governmental authority, correspondence or agreements with any person or governmental authority and similar documents relating to environmental matters on, in or under the Property (collectively, the

"Environmental Reports").  The Transferor has heretofore either furnished to the
- ----------------------
Partnership or made available to the Partnership for inspection complete and accurate copies of the Environmental Reports. Except as disclosed in the Environmental Reports, the Transferor has not received any written notice from any governmental entity or other person and has no knowledge that the Property, or current or former operations on the Property, are not or have not been in compliance with any Environmental Laws or that the Transferor has any material liability with respect thereto. The Transferor has no actual knowledge of any Liens arising under or pursuant to any Environmental Laws on the Property. To the Transferor's knowledge, except as set forth in the Environmental Reports, there are no underground tanks for Hazardous Materials, active or abandoned, at the Property and no Hazardous Materials are present or have been released in a reportable quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under the Property. To the Transferor's knowledge, neither the Transferor nor the Property is in violation of any Environmental Laws and except as disclosed in the Environment Reports there is no asbestos, PCB's or lead paint on the Property or any part thereof.

          (N) Condemnation.  (i) No condemnation proceeding in which the
              ------------
Transferor has been served with process is pending with respect to all or any part of the Property, (ii) to the Transferor's knowledge, no condemnation proceeding in which the Transferor has not been served with process is pending with respect to all or any part of the Property and (iii) to the Transferor's knowledge, no taking in condemnation or by eminent domain is threatened with respect to all or any of the Property. The Property has not suffered any damage by fire or other casualty which has not heretofore been completely repaired and paid for in full.

          (O) Litigation.  Except as set forth on the Schedule of Litigation
              ----------
attached hereto as Schedule G, there is no litigation, action or suit which is
                   ----------
not fully covered by insurance (excluding deductible or retained amounts) and there is no governmental, administrative or arbitration proceeding or investigation pending or, to the Transferor's knowledge, threatened, before any court or governmental agency or body, domestic or foreign, or any unsatisfied arbitration awards or judicial orders or judgments against or affecting the Transferor, the Property or any partner of the Transferor, as the case may be, which, if determined adversely to the Transferor, the Property or any such partner or not discharged, could or would result in a lien on the Property or have a material adverse effect on the Property or the Transferor or on the ability of the Transferor to perform its obligations under this Agreement.

          (P) Bankruptcy.  No attachments, execution proceedings, assignments
              ----------
for the benefit of creditors, insolvency, bankruptcy, reorganization or other similar proceedings are pending or, to the Transferor's knowledge, threatened against the Transferor, nor are any of such proceedings anticipated or contemplated by the Transferor.

          (Q) Mortgage.  The Schedule of Mortgages attached hereto as Schedule C
              --------
sets forth with respect to the Mortgage (i) the name of the holder thereof, (ii) the date of the Mortgage and each amendment thereto, (iii) the unpaid principal balance thereof as of the date hereof, (iv) the annual debt service payable thereunder, (v) the maturity date thereof, (vi) the estimated balloon payment due thereunder on maturity, (vii) the earliest date on which the note secured thereby can be prepaid and (viii) the amounts escrowed with such holder and the purpose for which each such escrow is held. The Mortgage is in full force and effect, the Transferor has not received any written notice of default under the Mortgage, no default on the part of the Transferor exists under the Mortgage and, to the Transferor's knowledge, no event has occurred which with the giving of notice or passage of time, or both, would constitute a default under the Mortgage. Originals and/or true and complete copies of the Mortgage, the note secured thereby, all loan documents relating thereto, and each modification and amendment thereof have heretofore either been furnished to the Partnership or been made available to the Partnership for inspection.

          (R) Real Estate Taxes.  All real estate taxes or assessments with
              -----------------
respect to the Property which are required to be paid by the Transferor in order not to be delinquent have been paid or will be paid at or prior to the

Closing Date.  The Property is separately assessed for real estate tax purposes.

          (S) Title.  The Transferor has not received any written notice
              -----
challenging the validity of the Transferor's title to the Property. The Transferor has not granted any rights, options, rights of first refusal or entered into other agreements of any kind which are currently in effect for the acquisition of the Property or any part thereof or any interest therein, except for the rights of the Partnership under this Agreement.

          (T) Essential Building Systems.  The Property is an independent unit
              --------------------------
which does not now rely on any facilities (other than facilities covered by Permitted Exceptions or facilities of municipalities or public or private utility and water companies) located on any property not included in the Property to fulfill any municipal or governmental requirement or for the furnishing to the Property of any essential building systems or utilities. No property not included in the Property relies for its operation, maintenance or legal compliance on any facilities located on the Property.

          (U) Personal Property.  The Schedule of Material Personalty attached
              -----------------
hereto as Schedule D sets forth all material personal property owned or leased
          ----------
by the Transferor and used in connection with the ownership, maintenance or operation of the Property, which Schedule separately identifies which property is owned and which is leased and sets forth a list of the appliances and other significant Personalty located in each apartment unit. Except as set forth on the Schedule of Material Personalty with respect to leased property, all Material Personalty is owned by the Transferor, free and clear of all liens and encumbrances other than the Permitted Encumbrances.

          (V) Consents.  The Transferor will use its reasonable efforts to
              --------
obtain at or prior to Closing, in writing, all required consents, waivers, notices, approvals or authorizations necessary under the Mortgage or otherwise to permit the transactions contemplated by this Agreement and has delivered or will deliver the same to the Partnership as, if and when obtained. The Transferor has given or will give at or prior to the Closing all required notices under the Mortgage, partnership agreement of the Transferor, Leases, Contracts or otherwise to permit the transactions contemplated by this Agreement, or will give such notices after the Closing if required or permitted to do so.

          (W) Taxes.  The Transferor has filed with the appropriate governmental
              -----
authorities all federal, state and local income tax returns which, prior to the date hereof, were required by law to be filed by the Transferor and paid all taxes, if any, due from the Transferor as set forth in such returns.

          (X) Regarding Representations and Warranties.  At the Closing, the
              ----------------------------------------
representations and warranties
in Sections 8.1, 8.2, 8.3 and 8.4 shall be remade on and as of the Closing Date in the Section 7.1(M) Certificate and the Section 7.2(G) Certificate, respectively, and each party hereto shall have the right to update any such representations and warranties in such of those Certificates which is executed by it to reflect changes in facts and circumstances between the date hereof and the Closing Date which make any of such representations or warranties untrue in any material respect.

        8.5 Failure to Satisfy Conditions Precedent to Closing.
            --------------------------------------------------

            (A) If any representation or warranty made by the Transferor, as remade, revised and/or updated in the Section 7.1(M) Certificate, shall be untrue in any material respect on the Closing Date (or if such Certificate shall disclose changed facts or circumstances which alter in any material respect the representations and warranties made by the Transferor in this Agreement and which are not the result of actions permitted to be taken by the Transferor under this Agreement and are not satisfactory to the Partnership in its sole discretion) or if any other condition precedent to the obligation of the Partnership to consummate the transactions herein contemplated is unsatisfied as of the Closing Date, the Partnership shall have the right either (a) to elect, nevertheless, to accept contribution of the Property in accordance with the provisions of this Agreement without any reduction to or abatement of the Consideration, in which event, upon the Closing, the Partnership shall be deemed to have waived such unsatisfied conditions precedent to Closing and accepted contribution of the Property on the basis of the representations and warranties of the Transferor as remade, revised and updated in the Section 7.1(M) Certificate or (b) to elect to terminate this Agreement by Notice in writing delivered to the Transferor on or prior to the Closing Date, in which event this Agreement, and the rights and obligations of the parties hereto, shall terminate upon delivery of such Notice and neither party shall have any further liability to the other hereunder; provided, however, that if
                                                   --------  -------
the failure of the condition precedent in question results from acts or omissions taken or omitted to be taken by the Transferor in violation of this Agreement or which otherwise constitute a default by the Transferor, such termination shall not release the Transferor from any liability it may have to the Partnership by reason thereof. If any representation or warranty made by the Partnership, as remade, revised and updated in the Section 7.2(G) Certificate, shall be untrue in any material respect on the Closing Date (or if such Certificate shall disclose facts or circumstances which alter in any material respect the representations and warranties made by the Partnership in this Agreement and which are not the result of actions permitted to be taken by the Partnership under this Agreement and are not satisfactory to the Transferor in its sole discretion) or if any other condition precedent to the obligation of the Transferor to consummate the transactions herein contemplated is unsatisfied as of the Closing Date, the Transferor shall have the right either (i) to elect, nevertheless, to contribute the Property to the Partnership in accordance with the provisions of this Agreement without any modification of the Consideration, in which event, upon the Closing, the Transferor shall be deemed to have waived such unsatisfied conditions precedent to Closing and contributed the Property and accepted the Partnership Units on the basis of the representations and warranties of the Partnership as remade, revised and updated in the 7.2(G) Certificate, or (ii) to elect to terminate this Agreement by Notice in writing delivered by the Partnership on or prior to the Closing Date, in which event this Agreement, and the rights and obligations of the parties hereto, shall terminate upon delivery of such Notice and neither party shall have any further liability to the other hereunder; provided, however, that if the failure of the
                                  --------  -------
condition precedent in question results from acts or omissions taken or omitted to be taken by the Partnership in violation of this Agreement or which otherwise constitutes a default by the Partnership hereunder, such termination shall not release the Partnership from any liability it may have to the Transferor by reason thereof.

          (B) For the purposes of Sections 5.2 and 5.3 and this Section 8.5, in determining whether the conditions precedent to the Partnership's obligation to proceed with the Closing have been satisfied (but not for the purpose of determining the Transferor's liability thereunder), the truthfulness of the representations and warranties made by the Transferor in this Agreement shall be determined without reference to the state of the Transferor's knowledge and, for such limited purpose, it shall be deemed that all warranties and representations made in this Agreement by the Transferor were made without any limitation or qualification based on the knowledge of the Transferor.

        8.6  Survival of Representations and Warranties. The representations and
             ------------------------------------------
warranties made by the Partnership in Sections 8.2 and 8.3 and Article 10 and by the Transferor in Sections 8.1, 8.4(A), (B) and (C) and Article 10, as remade, revised and updated as of the Closing Date by the Transferor in the Section 7.1(M) Certificate and by the Partnership in the Section 7.2(G) Certificate, shall survive the Closing without limit as to time. The representations and warranties made by the Transferor in Section 8.4 (other than in Sections 8.4(A),
(B) and (C)), as remade, revised and updated as of the Closing Date by the Transferor in the Section 7.1(M) Certificate, shall survive the Closing for a period of one year; provided, however that no claim for indemnification under
                    --------  -------
Section 8.8 with respect to a breach of any representation or warranty referred to above in this sentence may be maintained by the Partnership unless the Partnership shall have delivered a written Notice to the

Transferor specifying in reasonable detail to the Transferor the nature of such claim and the amount due, in the reasonable good faith judgment of the Partnership, in respect of such claim, which Notice shall be delivered on or before the first anniversary of the Closing Date.

        8.7 Indemnification.
            ---------------
            (A) The Partnership shall indemnify and hold the Transferor and each partner thereof (collectively, the "Indemnified Parties") harmless from and
                                    -------------------
against any claim, loss, damage, expense, cost (including reasonable attorney's fees and disbursements) or liability (including liabilities arising by reason of damages incurred by any Indemnified Party) (collectively, "Losses," which term,
                                                           ------
when used in Section 8.7(B), shall include liabilities arising by reason of damages incurred by any Person indemnified under said section) (i) resulting from a breach by the Partnership of any representation or warranty made by it in
Section 8.2 or 8.3 or Article 10 or (ii) imposed upon or incurred by the Transferor, or allegedly due by the Transferor, (a) by reason of claims made by Tenants under the Leases, or by contracting parties under those Contracts assigned to the Partnership hereunder, which relate to any actions or events first occurring, or obligations first accruing, on or after the Closing Date or as to which the Partnership has assumed liability under this Agreement or under any of the Partnership Closing Documents or (b) arising out of or relating to the ownership, operation, leasing, repair or improvement of the Property, or by reason of any event or occurrence on, or relating to, the Property which occurs, accrues or relates to an event occurring at any time on or after the Closing Date or matters occurring prior to the Closing Date which are expressly assumed by the Partnership pursuant to this Agreement. Notwithstanding the foregoing provisions of this Section 8.8(A), the foregoing indemnities by the Partnership shall not apply to (w) violations of Environmental Laws or claims in respect thereof where the basis for such violation occurred prior to the Closing Date, (x) Losses which constitute or arise out of obligations of the Transferor under this Agreement or the Transferor Closing Documents, (y) Losses which have been expressly retained or assumed by the Transferor in or pursuant to this Agreement or in the Transferor Closing Documents or for which apportionments have been made pursuant to Article VI, or (z) Losses in respect of which the Transferor has indemnified the Partnership in this Agreement or in any of the Transferor Closing Documents or which constitute a breach of representations or warranties of the Transferor hereunder (but only if, in the case of any representation or warranty set forth in Section 8.4, other than those set forth in Sections 8.4(A), (B) and (C), the Partnership shall have given the Transferor the Notice provided for in Section
8.6 within the time period specified therein).

            (B) Subject to the limitation set forth in Section 8.9, the Transferor shall indemnify and hold the

Partnership, each partner and employee thereof, each shareholder, officer, director, partner or employee of any such partner, and each officer and director of any such shareholder, harmless from and against any Losses (i) resulting from a breach by the Transferor of any representation or warranty in Section 8.1,
8.4 (but only if, in the case of any representation or warranty set forth in
Section 8.4, other than those set forth in Sections 8.4(A), (B) and (C), the Partnership shall have given the Transferor the Notice provided for in Section
8.6 within the time period specified therein) or Article 10 or (ii) imposed upon or incurred by the Partnership, or allegedly due by the Partnership, (a) by reason of claims made by Tenants under the Leases, or by contracting parties under the Contracts assigned to the Partnership hereunder, which relate to any actions or events which occurred or obligations which accrued prior to the Closing Date or as to which the Transferor has retained or assumed liability under this Agreement or under any of the Transferor Closing Documents, or (b) arising out of or relating to the ownership, operation, leasing, repair or improvement of the Property, or by reason of any event or occurrence on, or relating to, the Property which occurred, accrued or related to an event occurring at any time, prior to the Closing Date, and including, without limitation, any Losses arising out of or resulting from any litigation listed on Schedule G attached hereto, as the same may be updated at the Closing.
- ----------

Notwithstanding the foregoing provisions of this Section 8.8(B), the foregoing indemnities by the Transferor shall not apply to (w) violations of Environmental Laws or claims in respect thereof which do not constitute a breach of the representations and warranties of the Transferor set forth in Section 8.4(M) or if any such violation or claim does constitute such a breach, the Notice to the Transferor provided for in Section 8.6 is not given within the time period specified therein, (x) Losses which constitute or arise out of obligations of the Partnership under this Agreement or the Partnership Closing Documents, (y) Losses which have been expressly assumed by the Partnership in or pursuant to this Agreement or the Partnership Closing Documents or for which apportionments have been made pursuant to Article VI or (z) Losses in respect of which the Partnership has indemnified the Transferor in this Agreement or any of the Partnership Closing Documents or which constitute a breach of representations or warranties of the Partnership hereunder.

          (C) The fact that the indemnity by the Partnership or the Transferor set forth in Section 8.7(A) or 8.7(B), respectively, may expressly except items of potential liability or expense shall not be construed as imposing liability on the indemnified party for such excepted items, but shall be construed solely as exceptions to the obligations of the indemnified party.

        8.8  Limitation on Indemnification.  To the extent that any of the
             -----------------------------
Transferor's representations or warranties set forth in Section 8.4 are confirmed by an estoppel certificate or letter delivered pursuant to Section 7.3 or by the Title Company in the policy of title insurance issued by it, the Transferor shall be relieved of liability to the Partnership, and shall not be liable to the Partnership, in respect of such representation or warranty (in the case of a representation or warranty confirmed by the Title Company, to the extent of the coverage provided by the policy of title insurance issued by it), provided the title insurance coverage afforded by such policy is not impaired by reason of the provisions of this Section 8.8.

        8.9  Transferor's Knowledge.  Whenever in this Agreement a
             ----------------------
representation and warranty is made to the knowledge of the Transferor, or words of similar import are utilized, knowledge of the Transferor shall be limited to the actual knowledge of the general partners of the Transferor, without any independent investigation other than thoroughly reviewing the subject matter of such representation and warranty with the property management company for the Property.

                                  ARTICLE IX

                           Casualty and Condemnation
                           -------------------------
        9.1 Casualty.
            --------

            (A) If, prior to the Closing Date, the Property shall be damaged by fire or any other casualty and the estimated repair or restoration cost exceeds $2,000,000, the Partnership may, by Notice delivered to the Transferor on or prior to the Closing Date, elect as its sole remedy on account thereof, either
(i) to terminate this Agreement, and the rights of the parties hereunder, in which event this Agreement shall terminate as of the date of delivery of such Notice without liability on the part of any party hereto or (ii) to continue this Agreement in effect without abatement of the Consideration on account thereof, in which event the Transferor (a) shall transfer and assign to the Partnership, at the Closing, its full right, title and interest in and to any insurance proceeds with respect thereto, shall pay in cash to the Partnership an amount equal to the deductible under its casualty insurance policy, and shall cooperate in all reasonable respects with the Partnership, at the Partnership's sole cost and expense, in connection with the collection of such insurance proceeds, to the extent not collected at the Closing, and (b) to the extent any insurance proceeds shall have been received prior to the Closing, remit to the Partnership the full amount thereof so collected, less, in each such case, amounts, if any, applied to repair or restoration of the Property.

            (B) If, prior to the Closing Date, the Property shall be damaged by fire or any other casualty and the estimate repair or restoration cost does not exceed $2,000,000, the Partnership's sole remedy on account thereof shall be the remedy provided for in clause (ii) of Section 9.1 (A) but only provided that the loss is fully covered by the Transferor's insurance, subject to applicable deductibles (the amount of any such deductibles to be paid by the Transferor to the Partnership as provided in clause (ii)(a) of Section 9.1 (A) above), and the insurer does not disclaim liability under its policy. If the conditions set forth in the proviso to the preceding sentence are not satisfied, the Partnership shall also have the right to exercise the remedy provided for in clause (i) of Section 9.1(A) unless the Transferor pays to the Partnership, in addition to any deductible, the amount of the shortfall in insurance proceeds.

        9.2  Condemnation.
             ------------

             If, prior to the Closing, condemnation proceedings are threatened or commenced by an authorized governmental agency with respect to any portion of the Property, the Partnership may, by Notice delivered to the Transferor on or prior to the Closing Date, elect as its sole remedy on account thereof, either
(i) to terminate this Agreement and the rights of the parties hereunder if the taking or threatened taking is material, in which event this Agreement shall terminate as of the date of delivery of such

Notice without liability on the part of any party hereto or (ii) to continue this Agreement in effect without abatement of the Consideration on account of any such threatened or actual condemnation proceeding, in which case any award in condemnation, whether made prior to or following the Closing, shall become the property of and shall be paid to the Partnership.

        9.3 Approval and Consent of the Partnership.  If prior to the Closing
            ---------------------------------------
Date a condemnation proceeding affecting any portion of the Property is threatened or commenced or the Property is damaged by fire or any other casualty, the Transferor shall promptly advise the Partnership of such event and shall keep the Partnership fully informed as to all developments as to any such event. Between the date hereof and the Closing Date, the Transferor shall not without the prior written consent of the Partnership (A) submit or settle any claim for the collection of insurance proceeds with respect to any such casualty, (B) agree to make any conveyance in lieu of any such condemnation or
(C) submit or settle any claim for an award in condemnation.

                                   ARTICLE X

                              Brokerage Indemnity
                              -------------------

       The Transferor represents and warrants to the Partnership that the Transferor has not dealt, and the Partnership represents and warrants to the Transferor that the Partnership has not dealt, with any real estate broker, firm, salesperson or other similar person or entity who might be entitled to or claim a commission or other compensation in connection with the transactions contemplated by this Agreement. The Partnership shall indemnify and hold the Transferor harmless from and against any and all claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by the Transferor in connection with any claims made against the Transferor for brokerage commissions and other fees or compensation made by any broker, firm, salesperson or other person or entity with whom the Partnership may have dealt in connection with the transactions contemplated hereby. The Transferor shall indemnify and hold the Partnership harmless from and against any and all claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by the Partnership in connection with any claims made against the Partnership for brokerage commissions and other fees or compensation made by any broker, firm, salesperson or other person or entity with whom the Transferor may have dealt in connection with the transactions contemplated hereby. The provisions of this Article X shall survive the Closing.

                                  ARTICLE XI

                       Certain Covenants of the Parties
                       --------------------------------

        11.1  Mortgage.  The Transferor shall (A) make all payments of interest
              --------
and principal under the Mortgage coming due thereunder prior to the Closing Date, in accordance with the terms thereof, (B) otherwise comply with all of the terms and provisions of the Mortgage up to the Closing Date, (C) not alter or amend the Mortgage, or seek or accept any waivers or extensions of time for payment or performance thereunder and (D) not make any prepayment of principal under the Mortgage.

        11.2  Conduct of Business.  Between the date of this Agreement and the
              -------------------
Closing Date:

              (A) The Transferor, in accordance with its normal practices and procedures, shall continue to maintain and to make all repairs and replacements to the Property so as to keep the Property in substantially its present condition, subject to the provisions of Article IX hereof, and the Transferor shall operate and manage the Property in the same manner as it has operated the Property prior to the date hereof. In addition, subject to the provisions of
Section 6.10, the Transferor shall continue to implement and effectuate the renovation program currently being undertaken by the Transferor and prosecute work thereon in the ordinary course.

              (B) The Transferor shall use commercially reasonable efforts from the date hereof through the Closing

Date to (i) continue to rent the Property, (ii) modify, renew or extend any Lease on an as needed basis and (iii) perform all work necessary to make ready for rerental any apartments which become vacant between the date of this Agreement and the Closing Date.

          (C) The Transferor shall not enter into or accept the surrender of or terminate any of the Contracts or Leases or grant any concession, rebate, allowance or free rent at the Property except to the extent commercially reasonable and consistent with past practices.

          (D) The Transferor shall cause all certificates of occupancy and other permits to be observed and to be kept in full force and effect. The Transferor shall cause all obligations under the Contracts to be performed. The Transferor shall not permit any Contracts to be voluntarily renewed, amended or terminated, unless such renewal, amendment or termination is commercially reasonable. Without the prior written consent of the Partnership, which consent shall not be unreasonably withheld, no Contract for or on behalf of or affecting the Property shall be negotiated, entered into or extended which cannot be terminated on not more than thirty (30) days' notice without charge, cost, penalty or premium.
The Transferor shall carry on and conduct the operation of the Property in substantially the same manner as such business is now and has heretofore been conducted to the extent same is commercially reasonable, including (but not limited to) maintenance of and compliance with its insurance policies. The Transferor shall operate the Property in accordance with all applicable laws, rules, regulations, ordinances, licenses and permits.

            (E) The Transferor shall not remove any personal property, personalty, fixtures or equipment located in or on the Property except as may be required for maintenance, repair and/or replacement or where such removal is commercially reasonable. All replacements shall be (i) free and clear of any Liens except for Permitted Exceptions, (ii) of a quality at least equal to the replaced items and (iii) deemed included in the sale, without cost or expense to the Partnership.

            (F) The Transferor shall not incur any indebtedness other than as is permitted under Section 11.3(A)(d).

            (G) The Transferor shall deliver to the Partnership, as soon as available to the Transferor, any monthly operating statements and leasing reports with respect to the Property for each calendar month which elapses between the date hereof and the Closing Date.

        11.3  Post-Closing Restrictions on Transferor. The Transferor
              ---------------------------------------
understands that, with one exception, the liability of the Transferor under this Agreement has been limited under Section 13.10 to the assets of the Transferor. The Transferor further understands that subsequent to the Closing the sole asset of the Transferor will be the

Partnership Units it receives pursuant to this Agreement. In order to induce the Partnership to agree to the limitation on liability provisions set forth in
Section 13.10, the Transferor hereby agrees as follows:

            (A) until the later of (i) the tenth (10th) day following the first anniversary of the Closing Date and (ii) the date on which all matters set forth in any Notice given by the Partnership to the Transferor pursuant to Section 8.6 of a breach of any of the Transferor's representations and warranties have been resolved and any amount payable by the Transferor to the Partnership pursuant to such resolution has been paid in full):

                (a) subject to the provisions of Section 11.3(B), the Transferor shall continue to own and hold, and shall not assign, transfer, distribute to its partners or otherwise dispose of any of the Partnership Units received by it pursuant to this Agreement;

                (b) the Transferor shall not mortgage, pledge, create a security interest in or Lien on or otherwise hypothecate or encumber any of such Partnership Units;

                (c) the Transferor shall not engage in any business other than holding and owning the Partnership Units it receives pursuant to this Agreement and the Transferor Closing Documents, fulfilling its obligations under this Agreement and the Transferor Closing Documents which survive the Closing and investing any cash from time to time in its bank accounts;
                (d) without limiting the generality of the foregoing clause (c), the Transferor shall not incur any additional indebtedness (other than payables incurred in the ordinary course and indebtedness which refinances existing indebtedness in the same principal amount), acquire any property or other investments, merge or consolidate with any other entity, dissolve, liquidate or otherwise fail to preserve its existence as a Texas limited partnership; and

                (e) the Transferor shall not take any other action which would reduce or impair in any material respect the ability of the Transferor to respond to, pay or perform any of its obligations under this Agreement or the Transferor Closing Documents which survive the Closing; provided, however, that nothing contained in this Section 11.3(A) shall be construed as prohibiting the Transferor from utilizing distributions it receives on its Partnership Units or any other cash it may have to pay its indebtedness and expenses and/or to make distributions to its partners.

            (B) If the Partnership gives the Transferor the Notice provided for in Section 8.6 on or prior to the first anniversary of the Closing Date, then notwithstanding the foregoing provisions of Section 11.3(A), but subject to compliance with Section 8.1 and the provisions of the Partnership Agreement relating to transfer or assignment of Partnership Units, at any time subsequent to the receipt by the Transferor of such Notice the Transferor shall have the right to assign, transfer, distribute or otherwise dispose of the Partnership Units it receives at the Closing and, subject to the provisions of Section 13.10, all of the Partnership Units it receives subsequent to the Closing pursuant to Article III, but only provided that the Partnership continues to hold and retain, until the claims set forth in such Notice have been resolved and the amount, if any, payable by the Transferor to the Partnership pursuant to such resolution has been paid in full, Partnership Units having an aggregate value equal to at least the sum of (i) the estimated amount due to the Partnership in respect of such claims, as set forth in such Notice, and (ii) the aggregate amount of outstanding indebtedness and other liabilities of the Transferor.

            (C) The provisions of this Section 11.3 shall survive the Closing.

        11.4  Post-Closing Agreements of the Partnership.
              ------------------------------------------

            (A) The Partnership hereby grants the Transferor, in its capacity as a limited partner of the Partnership and so long as the Transferor has not dissolved, terminated or liquidated, the right to receive the Property as a distribution in kind in satisfaction of the Transferor's distribution rights under Section 8.2 of the Partnership Agreement, but only to the extent provided in Section 8.5 of the Partnership Agreement. If the Property is contributed by the Partnership to a Subsidiary Entity (as defined in the Partnership Agreement), the Partnership shall use its best efforts, and shall cause such Subsidiary Entity, to take such actions as may be necessary to effectuate the foregoing right granted by the Partnership to the Transferor.

            (B) The Partnership agrees that it will not sell, exchange or otherwise dispose of the Property or any portion thereof at any time prior to the fifth anniversary of the date of the Closing hereunder. Notwithstanding the foregoing, in the event that prior to such fifth anniversary date the stockholders of the Partnership's general partner vote to adopt a plan of liquidation in accordance with the articles of incorporation of such general partner, then the Partnership agrees that it will not sell, exchange or otherwise dispose of the Property or any portion thereof prior to such fifth anniversary date other than pursuant to such plan of liquidation, and that in any event the Partnership will not sell the Property prior to the first anniversary of the Closing Date. If the Property is contributed by the Partnership to a Subsidiary Entity (as defined in the Partnership Agreement), the Partnership shall use its best efforts, and shall cause such Subsidiary Entity, to comply with the applicable of the foregoing restrictions.

            (C) The Partnership and its general partner hereby consent to the assignment and transfer of the Partnership Units received by the Transferor to the existing partners of the Transferor, whether upon the liquidation of the Transferor or otherwise, subject, however, to (i) compliance by the Transferor with the restrictions set forth in Section 11.3 and the applicable provisions (not including consent requirements) of the Partnership Agreement relating to transfer or assignment of Partnership Units, and (ii) delivery to the Partnership by each partner of the Transferor to whom any Partnership Units are being so assigned and transferred of a written acknowledgment of the applicability to such partner of the restriction referred to in Section 11.5.

The provisions of this Section 11.4 shall survive the Closing.

        11.5  Acknowledgments With Respect to Certain Conversion Rights.  The
              ---------------------------------------------------------
Transferor acknowledges that the provisions in Section 11.2(b) of the Partner-ship Agreement (which restrict the ability of an affiliate of the general partner of the Partnership to exercise the conversion rights granted therein) apply to the Transferor (including any partner of the Transferor to whom Partnership Units may be distributed or otherwise assigned or transferred).

                                  ARTICLE XII

                          No Recording of Memorandum;
                     Press Releases and Other Disclosures
                     ------------------------------------

        12.1  No Recordation.  The Transferor and the Partnership each agrees
              --------------
that neither this Agreement nor any memorandum or notice hereof shall be recorded.

        12.2  Publicity.  In no event shall either the Transferor or the
              ---------
Partnership or their respective agents, employees or consultants issue any press release or otherwise communicate to any third party any information regarding this Agreement or the transactions contemplated hereby unless the other party has consented thereto and to the form and substance of any such statement, announcement or release; provided, however, that nothing herein shall be deemed
                         --------  -------
to limit or impair in any way any party's ability to disclose the details of the transactions contemplated hereby to the accountants, attorneys or other authorized agents of such party or as such party deems necessary or desirable pursuant to any court or governmental order or applicable securities regulations or financial reporting requirements, nor shall the Partnership or its general partner be precluded from describing this Agreement and the transactions herein contemplated in any filings made pursuant to any Laws, or from filing this Agreement, the Exhibits hereto and the Schedules as exhibits to any filings by the Partnership or its general partner required by any Laws. Notwithstanding the foregoing, no party hereunder shall have any liability by reason of the details of the transactions contemplated hereby becoming known by means beyond the reasonable control of such party. The provisions of this Section 12.2 shall survive the Closing.

                                  ARTICLE XIII

                                 Miscellaneous
                                 -------------

        13.1  Notices.  Notices must be in writing and sent to the party to whom
              -------
or to which such Notice is being sent by certified or registered mail, return receipt requested with postage prepaid, or by commercial overnight delivery service or delivered by hand with receipt acknowledged in writing, as follows:

            (A)  To the Partnership:

                 BRI OP Limited Partnership
                 c/o Berkshire Realty Company, Inc.
                 470 Atlantic Avenue
                 Boston, Massachusetts  02210
                 Attention:  President, Berkshire Realty
                             Company, Inc.

       with a copy thereof to:

                 Peabody & Brown
                 101 Federal Street
                 Boston, Massachusetts  02110
                 Attention:  Alexander J. Jordan, Jr., Esq.

            (B)  To Transferor:

                 Turtle Creek Associates Limited
                 Partnership
                 c/o The Berkshire Group
                 470 Atlantic Avenue
                 Boston, Massachusetts 02210
                 Attention:  David J. Moskowitz, Esq.

                 with a copy thereof to:

                 Paul, Weiss, Rifkind, Wharton & Garrison
                 1285 Avenue of the Americas
                 New York, New York 10019-6064
                 Attention:  Walter F. Leinhardt, Esq.

All Notices shall be deemed given when received, and may be given either by a party or by such party's attorneys. The cost of delivery shall be borne by the party delivering the Notice.

        13.2  Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute a single instrument.

        13.3  Amendments.  Except as otherwise provided herein, this Agreement
              ----------
may not be changed, modified, supplemented or terminated except by an instrument executed by the party hereto which is or will be affected by the terms of such change, modification, supplement or termination.

        13.4  Waiver.  No waiver by any party hereto of any failure or refusal
              ------
by the other party hereto to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal so to comply.

        13.5  Successors and Assigns.  Subject to the provisions of this
              ----------------------
Agreement, the terms, covenants, agreements, conditions, representations and warranties contained in this Agreement shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and permitted assigns. In no event shall the
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                                                                              91

Transferor have the right to assign or transfer its right to receive Partnership Units.

        13.6  Third-Party Beneficiaries.  Except as expressly set forth in
              -------------------------
Section 8.7, the provisions of this Agreement are made for the benefit of the parties hereto, and their respective successors in interest and assigns, and are not intended for, and may not be enforced by, any other person or entity.

        13.7  Partial Invalidity.  If any term or provision of this Agreement or
              ------------------
the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

        13.8  Governing Law.  This Agreement has been made pursuant to and shall
              -------------
be governed by the laws of the State of Maryland.

        13.9  Headings; Schedules.  The headings of the various Articles and
              -------------------
Sections of this Agreement have been inserted solely for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement. All references to Articles, Sections or paragraphs herein shall be to the specified Article, Section
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                                                                              92

or paragraph of this Agreement, unless stated to the contrary, and all references to Schedules shall be to the specified Schedule annexed hereto. All Schedules annexed hereto are made a part hereof. All terms defined herein shall have the same meanings in the Schedules, except as otherwise provided therein. All references in this Agreement shall be deemed to include the Schedules.

        13.10  Limitation on Transferor's Liability. Except with respect to and
               ------------------------------------
under the certificate provided for in Section 7.1(I), the liability of the Transferor under this Agreement and under the Transferor Closing Documents (including, without limitation, except as otherwise provided above, any Transferor Closing Document which consists of a certificate of one or both of the Transferor's general partners) shall be limited to the assets of the Transferor (including, without limitation, the Partnership Units received and to be received by the Transferor pursuant to this Agreement, subject to the provisions of Section 11.3(B)) and in no event shall the Partnership seek or be entitled to enforce any such liability against the partners (general or limited) of the Transferor, or any of them, or their personal assets. Notwithstanding the foregoing limitation of liability, if the Transferor violates any of the provisions of Section 11.3 and, as a result of such violation, the Transferor has insufficient assets with which to pay or perform any of its obligations under this Agreement or the Transferor Closing Documents which survive the Closing (the "Surviving Obligations"), (a) the general partners of the Transferor shall be jointly and severally personally liable to the Partnership (which liability shall not be affected or negated by the exculpation to be con-tained in the deed pursuant to Section 7.1(A))for the lesser of (i) the amount of and/or the cost of performing the Surviving Obligations and (ii) the portion of the amount of and/or the cost of performing the Surviving Obligations which the Transferor would have been able to pay or perform if such violation had not occurred, together in either case with costs and expenses incurred by the Partnership in recovering such amount, and (b) if such violation occurs prior to the issuance by the Partnership to the Transferor of Partnership Units pursuant to Article III on January 2, 1997 or January 2, 1998, as applicable, the Partnership shall have the right to withhold the issuance of such Partnership Units, or such amount thereof as in the judgment of the Partnership is equal in value to the amount and/or cost of performing the Surviving Obligations at such time, whichever is less. At such time as the amount due to the Partnership in respect of all of the Surviving Obligations has been finally determined, whether by final, non-appealable judgment of a court of competent jurisdiction, settlement or otherwise, the Partnership shall have the right to offset the amount so due it (to the extent not previously recovered) against the
Partnership Units, if any, the issuance of which to the Transferor has been withheld as above provided, and any distributions thereon which have been deposited by the Partnership in a bank account as hereinafter provided, and any remainder of such Partnership Units and distributions shall be issued or paid to the Transferor. Notwithstanding the withholding by the Partnership of the issuance of any Partnership Units to the Transferor, subject to the provisions of the following sentence, the Partnership shall pay to the Transferor an amount equal to all distributions which would have been made to the Transferor if the issuance of such Partnership Units had not been withheld until and except to the extent that any amount due to the Partnership by the Transferor is offset against such withheld Units as above provided. If, however, the Partnership determines in its judgment that the value of the Partnership Units whose issuance has been withheld pursuant to this Section 13.10 is less than the amount of and/or the cost of performing all of the Surviving Obligations, the Partnership may deposit in an interest-bearing bank account all such distributions, or the amount thereof which, when added to the value of such unissued Partnership Units, is equal to the amount of and/or the cost of performing the Surviving Obligations. The remedies provided for in clauses (a) and (b) of this Section 13.10 shall not be mutually exclusive but the Partnership shall not be entitled to recover through the exercise of such remedies more than
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                                                                              95

the amount due it. The provisions of this Section 13.10 shall survive the Closing.

       IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                      TRANSFEROR:
                      ----------

                      TURTLE CREEK ASSOCIATES
                      LIMITED PARTNERSHIP


                      By:________________________________
                         Name:  George Krupp
                         Title: General Partner


                      By:________________________________
                         Name:  Douglas Krupp
                         Title: General Partner


                      PARTNERSHIP:
                      -----------

                      BRI OP LIMITED PARTNERSHIP

                      By: Berkshire Realty Company, Inc.,
                          General Partner


                      By:________________________________
                         Name:
                         Title: